                                                                    EXHIBIT 10.5

                       ASSET PURCHASE AND SALE AGREEMENT
                       ---------------------------------

     THIS ASSET PURCHASE AND SALE AGREEMENT ("Agreement") is made as of June 8, 1998, by and among People's Choice TV Corp. ("PCTV Corp.") and Preferred Entertainment, Inc. ("PEI") each a Delaware corporation (collectively PCTV Corp. and PEI are referred to as "Sellers" and individually as a "Seller"), and OnePoint Communications-Illinois, LLC, a Delaware limited liability company ("Buyer").

     Sellers, through their ownership and operation of the Assets, as defined below, provide video programming services to Subscribers at multiple dwelling unit properties in the Chicago, Illinois, metropolitan area.

     Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, the Assets, subject to the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, Sellers and Buyer agree as follows:


                            ARTICLE 1   Definitions
                            ---------   -----------

As used in this Agreement, the following terms shall have the following meanings:

Accounts Receivable.  All accounts receivable of the Sellers representing
-------------------
amounts owed to the Sellers in connection with their provision of Services to the Properties.

Additional Closing.  A purchase and sale of Assets subsequent to the Initial
------------------
Closing, pursuant to the terms of this Agreement.

Additional Closing Date.  The date on which an Additional Closing occurs.
-----------------------

Advance Subscriber Payments:  All amounts paid by the Subscribers to the Sellers
---------------------------
for which Services have not yet been performed set forth on Schedule 3.11.

Affiliate.  Any Person that directly or indirectly controls, is controlled by,
---------
or is under common control with, another Person.

Agreement.  This Asset Purchase and Sale Agreement dated as of June 8, 1998
---------
among Sellers and Buyer, as the same may be amended from time to time.

AML Applications.  The applications for point-to-point microwave authorizations
----------------
filed by Sellers at the FCC to provide Services to the AML Properties.
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AML Hub Sites.  The locations where PEI has entered into Hub Site Agreements, as
-------------
described in Schedule 3.8B.

AML Licenses.  The point-to-point microwave licenses issued by the FCC and used
------------
for the provision of Services to the AML Properties including the Specchio License, but not including the Excluded Licenses.

AML Properties.  The Properties served by PEI's AML System as indicated on the
--------------
attached Schedule 3.8A.

AML Signals.   The satellite and broadcast programming channels which the
-----------
Sellers make available to Subscribers at the AML Properties and listed on
Schedule 3.19.

AML System.  The point-to-point microwave system by which PEI provides video
----------
programming services to the AML Properties.

Assets. All (a) rights of each Seller under or pursuant to all Contracts, (b)
------
AML Licenses and AML Applications, (c)  Equipment, (d) all Accounts Receivable
(e) Subscribers and customer lists relating to the Assets, (f) Permits, (g) all data, books and records relating to the Assets, (h) Inventory, and (i) Vehicles, but excluding the Excluded Assets.

Assumed Liabilities.  All liabilities of the Sellers assumed by Buyer relating
-------------------
to the Assets set forth on Schedule 2.1, excluding the Excluded Liabilities.

Basic Subscriber. A Subscriber receiving basic video programming service ("Basic
----------------
Services") provided to a Property, whether on an individual or bulk basis. The number of Basic Subscribers on a bulk basis shall be determined by dividing the monthly revenue for such bulk Basic Subscribers by the Basic Subscriber Rate.

Basic Subscriber Rate.  The weighted-average regular monthly fees and charges
---------------------
for the provision of basic Services to a Basic Subscriber in the Market.

Closing.  Any purchase and sale of the Assets pursuant to the terms and
-------
conditions of this Agreement.

Closing Date.  The date on which a Closing occurs.
------------

Contracts.   The contracts and agreements listed on Schedule 3.8B.
---------

Customer Deposits. All amounts held by Sellers which have been paid by
-----------------
Subscribers as deposits for converter boxes set forth on Schedule 3.11.

Equipment.  All (a) personal property owned or leased by the Sellers located at
---------
the Properties and used for the providing of Services at the Properties and located at the AML Hub Sites and

2
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used for the receiving and distributing of AML Signals, including, without limitation, all of the antennas and downleads, all electric equipment and devices, towers, tower equipment, poles, pole attachments, above ground and underground cable, underground pipes and conduit, distribution system, headend amplifiers and associated equipment, line amplifiers, earth satellite receiving stations and related equipment and microwave equipment, (b) the Equipment not located at the Properties or the AML Hub Sites and listed on Schedule 3.10, and
(c) all converter boxes currently located at any Property.

Excluded Assets.  All (a) video programming contracts; (b) Seller's insurance
---------------
policies and rights and claims thereunder; (c) all converter boxes except those located in Properties (other than Inventory); (d) cash and cash equivalents; (e) Sellers' rights under any contract, license, authorization, agreement or commitment other than the Contracts, AML Licenses or Permits; (f) all claims, rights and interests in and to any refunds for federal, state or local franchise, income or other taxes or fees of any nature whatsoever relating to the Assets for periods ending on or prior to the applicable Closing Date; (g) Sellers' commercial, headend and transmit site leases, other than those listed on Schedule 3.8, and any leasehold improvements (other than AML leasehold improvements), including Seller's MMDS transmitters and related MMDS transmission equipment, and Sellers twelve (12) fiber strands running from the top to the bottom of the Sears Tower; (h) FCC frequencies (other than AML Licenses), FCC channel leases, and BTA licenses; (i) other real or personal property not located at the Properties or not related to the provision of Services to the Properties, including MMDS testing equipment, computers and related equipment, data processing equipment and phone systems (other than Inventory); and (j) other right, interest or property of any Seller that is not specifically included in the definition of Assets.

Excluded Liabilities.  All liabilities and obligations, whether now or hereafter
--------------------
existing, absolute, contingent or otherwise, known or unknown (a) of any Seller, other than any Assumed Liability; (b) arising prior to the applicable Closing Date under all Contracts; (c) arising out of any Seller's ownership, operation, use or occupancy of any Assets prior to the applicable Closing Date, including but not limited to, any tax or similar liability related to any of the Assets or the providing of the Services; (d) arising from or relating to or incurred in connection with any Excluded Asset; (e) relating to current or former employees of Seller, excluding such obligations of Buyer which arise from the Buyer's employment of any of Sellers' employees; and (f) any tax or similar liability,
(g) arising out of the collective bargaining agreement (or any breach thereof ) between Arc Communications Services, Inc. and IBEW Local 134, including, without limitation, relating to any unfair labor practice with respect to any employee, and (h) arising from, related to or incurred in connection with the failure to file any applications with the FCC or failure to obtain any license from the FCC prior to the operation or activation of any AML Signal.

FCC.   The Federal Communications Commission or any successor agency.
---

Final Closing Date.  The date that is six months after the Initial Closing Date,
------------------
unless extended by the mutual agreement of the parties.

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GAAP.   Generally accepted accounting principles set forth in the opinions and
----
pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

Government Entity.  Any federal, state, local or municipal court, government or
-----------------
governmental or administrative department, commission, instrumentality, board, agency or authority, including the United States Internal Revenue Service and other taxing authorities.

Hub Site Agreements.  The agreements under which PEI leases space for its point-
-------------------
to-point hub sites, as set forth on Schedule 3.8B.

Initial Closing.  The initial purchase and sale of the Assets pursuant to the
---------------
terms and conditions of this Agreement.

Initial Closing Date.  July 1, 1998.
--------------------

Inventory.  The inventory of Sellers related to the providing of the Services to
---------
the AML Properties, including three hundred (300) Gerrold 5507 converter boxes.

Legal Rules.   The requirements of all federal, state, municipal or local laws,
-----------
codes, statutes, ordinances, rules or regulations, permits , orders, writs, judgments, injunctions, decrees or awards issued, enacted or promulgated by any Government Entity or any arbitrator, including the rules and regulations of the FCC.

Lien. Any lien (including any judgment or mechanic's lien, regardless of whether
----
liquidated), mortgage, assessment, security interest, easement, claim, pledge, trust, deed of trust, option or other charge or encumbrance.

Market.  Chicago, Illinois.
------

MMDS Properties. The Properties served by the Sellers' MMDS Systems as indicated
----------------
on the attached Schedule 3.8A.

MMDS Signals.   The satellite and broadcast programming channels which the
------------
Sellers make available to Subscribers at the MMDS Properties and listed on
Schedule 3.19.

MMDS System.  The multi-point microwave distribution system by which each of the
-----------
Sellers  provides video programming services to the MMDS Properties.

Permits.  All permits, licenses, approvals and authorizations relating to the
-------
use, operation or ownership of the Assets, or used to provide Services to the Properties.

Person.  Any natural person, corporation, business trust, association, limited
------
liability company, partnership, joint venture, Government Entity and any other entity.

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

Property.  Any AML Property, any SMATV Property and any MMDS Property, as listed
--------
on Schedule 3.8A.

Related Agreements.  Each of the General Assignment and Bill of Sale Agreement
------------------
in the form attached as Exhibit A, the Assumption Agreement in the form attached as Exhibit B, the Private Operational Fixed Microwave Service Non-Profit Shared Use Agreements (the "Shared Used Agreements") attached hereto as Exhibit C, the Non-Competition Agreements attached as Exhibit D, and the Service Agreement attached as Exhibit E, the Owner's Acknowledgment Form attached as Exhibit F, the Opinion of Counsel attached as Exhibit G, the Joint Marketing Agreement attached as Exhibit H, the Required Consent in the form of Exhibit I, and if necessary, the Escrow Agreement, attached as Exhibit J.

Required Consents.  All consents, authorizations and approvals required for
------------------
Sellers to transfer the Assets to the Buyer in accordance with this Agreement, a list of which is set forth on Schedule 3.4.

Right of Entry Agreements.  The agreements under which each Seller provides the
-------------------------
Services to the Properties, as set forth on Schedule 3.8B.

Services.  The video programming services provided by the Sellers to the
--------
residents of Properties.

Shared Use Agreement.  Each of the Private Operational Fixed Microwave Service
--------------------
Non-Profit Shared Use Agreements attached hereto as Exhibit C.

SMATV Properties. The Properties served by the Sellers' SMATV Systems as
----------------
indicated on the attached Schedule 3.8A.

SMATV Signals.   The satellite and broadcast programming channels which the
-------------
Sellers make available to Subscribers at the SMATV Properties and listed on
Schedule 3.19.

SMATV System.  A satellite master antenna television system by which a Seller
------------
provides video programming services to a SMATV Property.

Specchio License.  The AML License with Call Sign WPJA 879, licensed to Specchio
----------------
Developers, Ltd.

Subscriber.  (a)  Each Unit that pays for and receives Services at the
----------
Properties that is not bulk billed; and (b) each Unit at the Properties that is bulk billed and for which the property owner or manager pays for the Services (which number in (b) shall be determined by dividing the monthly revenue for all such bulk Subscribers by the Basic Subscriber Rate).

Transport Consents.  Consents from each programming vendor for each MMDS Signal
------------------
and AML Signal carried by the Sellers at a Property, which consent provides that Buyer and the Sellers have the right to transport and receive the MMDS Signals and AML Signals as contemplated in the Service Agreement.

Unit.  Each individual dwelling unit located at a Property.
----

Vehicles.  The trucks and vans listed on Schedule 3.28.
--------


                         ARTICLE 2   Purchase and Sale
                         ---------   -----------------

2.1  Purchase and Sale of Assets.   Subject to the terms and conditions of this
     ---------------------------
Agreement, on the Initial Closing Date and, to the extent required, on each Additional Closing Date, Buyer hereby agrees to purchase from Sellers, and Sellers hereby agree to sell to Buyer all of their respective rights, title and interests in and to all of the Assets, free and clear of all Liens (except Liens which are to be assumed by Buyer hereunder as part of the Assumed Liabilities). Subject to the terms and conditions of this Agreement, on the Initial Closing Date and, to the extent required, on each Additional Closing Date, Buyer shall assume and agree to pay and perform, when due only, those obligations that constitute the Assumed Liabilities set forth on Schedule 2.1, with respect to the Assets sold to Buyer on such Closing Date. Buyer shall not assume or have any responsibility for any of the Excluded Liabilities.

2.2  Purchase Price and Payment.
     --------------------------

(a) In addition to the assumption of the Assumed Liabilities, the consideration to be paid for the Assets (the "Purchase Price") shall be paid to the Sellers as follows:

     (i) $500,000.00 as a deposit, which amount was delivered to the Sellers prior to the date of this Agreement;

     (ii) $12,500,000.00 (the "Cash Payment") at the Initial Closing Date, subject to the applicable adjustments set forth in this Article 2.2;

(b) On the Initial Closing Date, the Cash Payment shall be decreased, if at all, by an amount equal to the product of (i) four hundred forty-four dollars ($444) times (ii) the difference between Twenty-Nine Thousand Two Hundred Fifty (29,250) and the aggregate number of Units at the Properties covered by Right of Entry Agreements which Sellers assign to Buyer as of the Initial Closing Date. If the Right of Entry Agreements for less than all of the Properties are delivered on the Initial Closing Date because Required Consents have not been obtained, then Additional Closings shall be held, as necessary, subject to the satisfaction or waiver of the conditions to an Additional Closing set forth in Articles 6 and 7. Such Additional Closings shall be held on the first day of each month as set forth in Article 8.1 in accordance with Article 8 and the Sellers shall deliver to Buyer any Required Consents obtained after the Initial Closing Date, provided the last Additional Closing Date shall occur on or before the Final Closing Date. At each Additional Closing, Buyer shall pay to Sellers four hundred forty four dollars ($444) per Unit for each Right of Entry Agreement covering a Property transferred to the Buyer on such Additional Closing Date; provided however, in no event shall the Buyer be required to pay to the Sellers an amount greater than $13,000,000 for all of the Assets. Not less than three business days prior to each Closing, Sellers shall deliver to Buyer a certificate prepared in good faith of the number of Units at the Properties transferred to the Buyer, and shall provide Buyer with such information as Buyer may reasonably request to verify the number of Units so designated in such certificate. Sellers shall permit Buyer and its agents and employees to discuss with Sellers and their employees and representatives any such certificate and information and procedures used in connection with the preparation of the certificate.

(c) All revenues arising from the operation of the Assets until 12:01 a.m. on the Closing Date on which such Assets are sold to Buyer (the "Adjustment Time"), shall be prorated between Buyer and Sellers as of the Adjustment Time in accordance with GAAP and on the principle that Sellers shall receive all revenues relating to such Assets allocable to the period prior to the Adjustment Time and Buyer shall receive all revenues relating to such Assets allocable to the period after the Adjustment Time. PCTV Corp., jointly and severally, and PEI severally shall be responsible for all Excluded Liabilities, and Buyer shall be responsible for all Assumed Liabilities relating to the Assets transferred on such Closing Date. Notwithstanding the above, the Sellers and Buyer agree that no prorations shall be made between the parties at any Closing for Accounts Receivable or for Advance Subscriber Payments related to Properties for which a Closing is held, except that (i) Sellers shall credit Buyer with an amount equal to the Customer Deposits related to Properties for which a Closing is held as of the Closing Date, and (ii) Sellers shall credit Buyer with an amount equal to three percent (3%) of all Accounts Receivable related to Properties for which a Closing is held as of the Closing Date, which credits shall constitute a reduction in the Purchase Price paid to Sellers at the Closing.

(d) On the Initial Closing Date, the Cash Payment shall be decreased, if at all, by the amount of the Purchase Price Reduction as set forth in Article 5.18 and as agreed upon by the parties. Not less than three business days prior to the Initial Closing Date, Sellers shall deliver to Buyer a certificate prepared in good faith setting forth the amount, if any, of the Purchase Price Reduction, and shall provide Buyer with such information as Buyer may reasonably request to verify the amount of the Purchase Price Reduction. Sellers shall permit Buyer and its agents and employees to discuss with Sellers and their employees and representatives any such certificate and information and procedures used in connection with the preparation of the certificate.

2.3  [Reserved]
     ----------

2.4  Preliminary and Final Adjustments    At least three (3) business days prior
     ----------------------------------
to the Initial Closing Date, Sellers will deliver to Buyer a report (the "Preliminary Adjustments Report"), prepared in good faith and on a reasonable basis, setting forth in reasonable detail a pro forma determination as of the Initial Closing Date of the adjustments and prorations set forth in Article 2.2(c). Within thirty (30) days after the Initial Closing Date, Sellers shall deliver to Buyer a report (the "Final Adjustments Report"), prepared in a like manner and setting forth in reasonable detail the final determination of all adjustments that were not calculated as of the Initial Closing

Date and containing any correction to the Preliminary Adjustments Report, including the final measurements under the Service Standards, the final Purchase Price Reduction under Article 5.18, if applicable, and the number of Units at the Properties for which all Required Consents are transferred to Buyer as provided in Article 2.2(b), in each case in accordance with this Agreement at the Initial Closing Date. Sellers shall permit Buyer and its agents and employees to review such report to review any materials necessary to verify the accuracy of such report, to review and discuss with Sellers or their representatives any work papers generated and the procedures used in connection with the preparation of such report, and to have access in Shelton, Connecticut during customary business hours to such books and records relating to the Services and the Assets necessary to enable Buyer to review such work papers and procedures. Buyer shall notify Sellers of its objections, if any within 15 business days following the receipt by Buyer of such report (the "Review Period"). The Review Period shall be extended, on a day-for-day basis, for each day that Sellers do not provide the access contemplated in this Article 2.4 to Buyer or its agents or employees. Any amount which is not in dispute shall, within five (5) business days of the expiration of the review period, be paid in cash, to Sellers or Buyer, as the case may be. Any disputed amounts will be determined within ninety (90) days after the Initial Closing Date by an independent accounting firm of recognized standing mutually acceptable to the parties, whose determination will be conclusive. Sellers and Buyer will bear equally the fees and expenses payable to such firm in connection with such determination. The payment required after determination of all disputed amounts will be made by the responsible party by cash or wire transfer of immediately available funds to the other party within three (3) business days after the final determination. For any Additional Closings, the parties shall follow the procedures set forth in this Article 2.4.

2.5  Allocation of Purchase Price.  Sellers and Buyer acknowledge and consent to
     -----------------------------
(a) the payments described in this Article 2 and the Assumed Liabilities being allocated among the Assets as set forth in Schedule 2.5, and (b) the preparation of and submission to the Internal Revenue Service of Form 8594 in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, reflecting the allocation of the payments described in this Article and Assumed Liabilities among the Assets as set forth in Schedule 2.5.

2.6  Escrow Agreement.
     ----------------

(a) Prior to the Initial Closing, (i) PEI, Specchio Developers, Ltd., Specchio Developers Investment Corp., and the Buyer shall file applications requesting that the FCC consent to the assignment of the AML Applications to Buyer, and (ii) PEI shall file AML Aplications for the Properties covered by STAs. If the Wireless Bureau of the FCC does not approve all of the AML Applications prior to the Initial Closing, Sellers, Buyer and
American National Bank and Trust Company of Chicago, as escrow agent, shall enter into at the Initial Closing the Escrow Agreement attached as Exhibit
J.  In order to fund the escrow, the Buyer shall deliver to the Escrow
Agent by certified check or wire transfer the amount of Two Million Eight Hundred Fifty Thousand Dollars ($2,850,000) (the "Escrow Amount"), which shall be deducted from the amount of the Purchase Price paid to the Sellers at the Initial Closing. The Escrow Amount shall be pro rated at the Initial Closing if some, but not all, of the AML Applications have been approved by the Wireless Bureau of the FCC, on the basis of the values on the attached Schedule 2.6, referred to as the Application Amounts.

(b) Subject to the procedures set forth in the Escrow Agreement, the Application Amount for each AML Application will be delivered to PCTV Corp. upon the occurrence of any one of the following events:
                      ---

     (i) the Wireless Bureau of the FCC approves the transfer of the AML Application to Buyer and the Wireless Bureau of the FCC approves the AML Application and the FCC issues an AML License to Buyer;

     (ii) the Buyer, at the request and full expense of the Sellers, files a new AML application (the "OnePoint Application") to replace the pending AML Application and the Wireless Bureau of the FCC approves the OnePoint Application and issues an AML License to Buyer;

     (iii) the Buyer ceases to provide video services to the Property related to the AML Application, provided that such cessation is not related to the fact that the AML Application for the Property has not been granted, or the
                                                                          --
     termination of the Right of Entry Agreement by the owner because of a default under the Right of Entry Agreement by the Buyer, provided that such default by the Buyer is not related to the fact that the AML Application for the Property has not been granted; or

     (iv) the Buyer commences service under a New Delivery Method to provide service to the Property related to the AML Application, in accordance with
     Article 2.6(f).

(c) Subject to the procedures set forth in the Escrow Agreement, the Application Amount for each AML Application will be delivered to Buyer upon the occurrence of all of the following three events: (i) the AML Application is
              ---
denied by the Wireless Bureau of the FCC, (ii) to the extent that the Sellers have requested that the Buyer file a OnePoint Application, the OnePoint Application is denied by the Wireless Bureau of the FCC, and (iii) Buyer determines, in its sole discretion, that it is not able to serve the Property related to the AML Application with a New Delivery Method, as described in
Article 2.6(f).

(d) Subject to the procedures set forth in the Escrow Agreement, on the day that is two (2) years after the Initial Closing Date, any Application Amounts remaining in the escrow account will be delivered to the Buyer. Pursuant to
Section 2(c) of the Escrow Agreement, this provision shall have no effect on any amounts held by a court pursuant to an interpleader action.

(e) In the event that Sellers request that Buyer file OnePoint Applications as described in Article 2.6(b) above, Buyer shall promptly file such applications and cooperate with the Sellers to process such applications at the FCC. Sellers agrees to bear all costs affiliated with the processing and filing of any such OnePoint Applications.

(f) At any time during the two (2) year period following the Initial Closing Date, the Sellers may request that the Buyer use commercially reasonable efforts to attempt to provide service to a Property for which an AML Application has been filed from an existing AML Hub Site. The Sellers may also request that the Buyer provide service to a Property by another means acceptable to the Buyer in its sole discretion. Each method shall be referred to as a New Delivery Method. The New Delivery Method shall not violate any applicable laws or regulations and shall not result in any loss of quality of service at the Property. If Buyer is able to provide service by a New Delivery Method, Sellers shall reimburse the Buyer for all costs of designing, permitting, equipping, installing and maintaining such New Delivery Method. Upon the successful installation of the New Delivery Method, and the reimbursement by the Sellers of all costs of designing, permitting, equipping and installing the New Delivery Method, Buyer agrees that it shall direct the Escrow Agent to deliver the Application Amount for such Property to the Sellers.

(g) Each of Buyer and each Seller agrees to make (i) only good faith requests for distribution to it of funds in the Escrow Account and only in the case of Buyer pursuant to the express terms of Article 2.6(c) or (d) or in the case of Sellers pursuant to the express terms of Article 2.6(b), and (ii) only good faith objections to any request by the other party for the release of funds in the Escrow Account to such other party. The parties agree that should either party deliver a written notice requesting an Escrow payment that is not made in good faith pursuant to the express provisions of Article 2.6(b) or (c) or (d), as applicable, or objects to a notice not in good faith (each a "Bad Faith Notice"), the party delivering the Bad Faith Notice shall pay to the other party all reasonable costs incurred by the other party (including reasonable attorneys fees) in responding to, or defending against, such Bad Faith Notice.

(h) In the event a dispute arises between the parties concerning whether or not an Application Amount should be paid by the Escrow Agent, the parties hereby agree to negotiate in good faith for a period of forty (40) days after the receipt of a Seller's Notice or a Buyer's Notice (each as defined in the Escrow Agreement), as applicable (the "Notice Date"), to attempt to resolve the dispute. If the dispute still is not resolved after the forty (40) day period, the parties shall submit the dispute to a senior level executive of both Buyer and Sellers, who will review the relevant materials and, at a time and location acceptable to all parties, discuss the dispute and suggest a resolution. In the event that the dispute cannot be resolved within 60 days after the Notice Date, the parties agree that the Escrow Agent shall be required to interplead the disputed amounts to the state court for Cook County, Illinois and request that the court determine the parties rights under the Purchase Agreement and the Escrow Agreement. Upon resolution of any dispute, the parties agree to instruct the Escrow Agent to deliver the applicable Application Amount in accordance with any such resolution.

              ARTICLE 3 Representations and Warranties of Sellers
              --------- -----------------------------------------

     PCTV Corp., jointly and severally, and PEI, represents and warrants to Buyer, as of the Initial Closing Date and as of each Additional Closing Date, the following:

3.1  Organization and Qualification  Each Seller is a corporation duly
     ------------------------------
organized, validly existing and in good standing under the laws of Delaware, and has all requisite power and authority to own, lease and use the Assets and to provide the Services to the Properties. Each Seller is duly qualified or licensed to do business and is in good standing under the laws of each jurisdiction in which the character of the Assets or the nature of the Services provided makes such qualification necessary. PCTV Gold, Inc. is a wholly-owned subsidiary of PCTV Corp.

3.2  Authority.   Each Seller has the corporate right, power and authority to
     ---------
execute, deliver and (subject to the receipt of the Required Consents) perform its obligations under this Agreement and the Related Agreements. The execution, delivery and performance of this Agreement and the Related Agreements by each Seller and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of each Seller.

3.3  Enforceability.   This Agreement has been duly executed and delivered by
     --------------
each Seller and constitutes, and upon the execution and delivery of Sellers of the Related Agreements, each such Related Agreement shall constitute, the valid and legally binding obligation of each Seller enforceable against each Seller in accordance with the terms of the Agreement and the Related Agreements.

3.4  Approvals.   Except for the Required Consents and the Transport Consents,
     ---------
the execution, delivery and performance of this Agreement and the Related Agreements, and the consummation of the transaction contemplated hereby or thereby, does not require any additional consent, notice, authorization or approval of, filing with, or exemption from, any third party or any other Person which has not been made, given or otherwise accomplished.

3.5  Compliance with Laws.  Except as set forth on Schedule 3.5: (a) the
     --------------------
provision of Services by Sellers does not violate any Legal Rule, the enforcement of which would have a material adverse effect on the Assets taken as a whole; (b) no Seller is in default in any material respect under any executive, legislative, judicial, administrative or private ruling, order, writ, injunction or decree which may affect any of the Assets or the provision of Services at the Properties; (c) each Seller is in material compliance with all Legal Rules imposed by any Government Entity having jurisdiction over the Assets or the provision of Services, including the FCC; (d) each Seller has made all required material registrations and filings with all applicable Government Entities relating to the Assets and the provision of Services; and (e) no Seller has received any notice of any alleged violation of any material Legal Rule affecting the Assets or the provision of Services.

3.6  Compliance with Other Instruments.   The execution and delivery of this
     ---------------------------------
Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby shall not (a) result in a breach or violation of any term or provision of, or constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default) under any Seller's certificate of incorporation or bylaws, under any Contract, AML License or Permit; (b) violate or result in the violation of any Legal Rule or any order, judgment or decree applicable to or binding upon any Seller or any of the Assets; or (c) result in the creation or imposition of any Lien upon any Asset.

3.7  Title and Encumbrances.   Except as set forth on Schedule 3.7, the Sellers
     ----------------------
have good and marketable title to and possession of all of the Assets, free and clear of all Liens. Upon each Closing, Sellers will transfer to the Buyer good and marketable title to the Assets, free and clear of all Liens.
Notwithstanding the above, the wiring and distribution systems and the equipment at the Properties are subject to the terms and conditions of the Right of Entry Agreements, the Hub Site Leases and all applicable Legal Rules.

     Except for all Excluded Assets, and except for tangible personal property
(a) located at the Sellers headend reception sites (not including Equipment and Inventory), (b) located at Sellers transmission sites (not including Equipment and Inventory), (c) used to transport signals between the headend reception sites and transmission sites (not including Equipment and Fiber Leases), (d) located within the Sears tower (not including Equipment and Inventory), (e) located at any of Seller's offices or warehouse sites (not including Equipment and Inventory) (f) used for the providing of service to single family customers and commercial customers (non-MDU customers), (g) used by programmers, broadcasters, and educational licensees to create, produce, transmit and deliver the programming and programming content to the headend reception sites or transmission sites, and (h) used by the individual customers in order to view the video programming, including but not limited to, televisions, phone lines and electrical outlets, the Assets constitute all tangible personal property material to the providing of the Services at the Properties. Buyer is not aware of any tangible personal property not included on the above list which is material to the providing of the Services at the Properties.

3.8  Properties and Contracts.   Schedule 3.8A sets forth a complete and
     ------------------------
accurate list of the Properties, along with the number of Units for each Property. Schedule 3.8B contains a complete and accurate list of all Contracts being transferred hereunder, including (a) all Right of Entry Agreements, (b) all Hub Site Agreements, (c) all fiber leases, (d) all retransmission agreements, and (e) all customer service agreement for Subscribers at the Properties. The Right of Entry Agreements set forth on Schedule 3.8B constitute all of the agreements under which Sellers provide Services to residential multiple dwelling units in the Market. The Hub Site Leases set forth on
Schedule 3.8B constitute all the point-to-point microwave hub site agreements used by Sellers for the providing of Services to the Properties. The fiber leases set forth on Schedule 3.8B constitute all of the fiber leases used by Sellers for the providing of Services to the Properties. Except for agreements with ABC, CBS, and NBC, the retransmission agreements set forth on Schedule 3.8B constitute the only retransmission agreements used by the Sellers for the providing of Services to the Properties. The Subscriber Contracts set forth on
Schedule 3.8B constitute all of the Subscriber Contracts used by the Sellers for the providing of Services to the Properties.

     Except as described in Schedule 3.8C, each Contract is in full force and effect and constitutes a valid and binding obligation of the parties, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights and by general principles of equity. Except as described in Schedule 3.8C: (a) Seller is not, nor has any event or condition occurred or become known to any Seller that constitutes or, with notice or the passage of time, or both, would constitute a default by any Seller under any of the Contracts; (b) to the best of Sellers' knowledge, no other party to any of the Contracts is in default under any of the Contracts; (c) to the best of Seller's knowledge, no other Person is providing video programming services to any of the Properties and no other Person has asserted any such right to any Seller to provide video programming services to the Properties, except as otherwise required or permitted by law; and (d) there is no material agreement, arrangement or understanding, other than as contained in the Contracts, between any Seller and any owner or manager of any Property relating to the provision of Services to any Property; and (e) since the Balance Sheet Date, Seller has not received written notice regarding the quality of any Service provided by any Seller, the performance of any Seller under any Contract, or the intent of any property owner or manager to terminate any Contract. Except for the Subscriber Contracts (for which Sellers have provided the most recent standard agreement used for the provision of the Services), a complete and accurate copy of each Contract has been provided to Buyer.

3.9  AML Licenses.  Except for FCC Licenses listed as Excluded Licenses on
     ------------
Schedule 3.9A, which are not being transferred to Buyer, Schedule 3.9B sets forth a complete list of all FCC Licenses used to provide Services to the AML Properties, and sets forth (a) the name of the Licensee, (b) the AML License Call Sign, (c) the address of the transmit site, and (d) the location of the destination point for the microwave path, including its geographic coordinates. Except for the Excluded Licenses, the AML Licenses and the AML Applications constitute all of the FCC licenses necessary to provide the Services to the Properties. Each AML License was duly authorized and issued by the FCC, and is in full force and effect, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by each Seller and consummation of the transactions contemplated by this Agreement will not result in the revocation, suspension or limitation of any AML License. All fees and payments due on or prior to the date hereof pursuant to the terms of each AML License have been paid by the Sellers. A complete and accurate copy of each AML License has been provided to Buyer.

     Schedule 3.9C sets forth a list of all of the pending AML Applications for new AML Licenses and applications for modifications to existing AML Licenses filed by the Sellers and used to provide Services to the AML Properties. For each AML Application, Schedule 3.9C sets forth: (a) the Call Sign of the existing AML License, if any, for which a modification is sought, (b) the name of the Licensee, (c) the location of the proposed transmit site, and (d) the location of the proposed destination point for the microwave path, including its geographic coordinates (each Property for which an AML Application has been filed is referred to as an "Application Property"). The AML Applications marked on Schedule 3.8C as "Filed Late" or "Currently STAs" were not filed at the FCC prior to the activation of AML Signals to the Application

Properties. The failure to file an application prior to activation of the AML Signals may constitute a violation of the FCC rules and regulations regarding signal authorization.

     PEI has received a notice from Transmission Holdings, Inc. ("Holdings") that Holdings has filed a Petition to Deny at the FCC for paths filed by PEI from 6230 N. Kenmore to 6807 North Sheridan Road, from 850 State to 400 East Ohio, and 444 Fullerton to 401-11 Fullerton. The Petition states that PEI did not properly conduct a prior coordination with Holdings and that PEI's proposed paths may cause interference with paths licensed to Holdings. PEI believes that all necessary prior coordination was conducted and PEI does not believe that these paths will cause interference and is working with Holdings to seek Holdings withdrawal of its Petition.

3.10 Equipment.   Each Property contains the items of Equipment necessary to
     ---------
provide the Services to that Property in accordance with the Right of Entry Agreements. Since the Balance Sheet Date, no item of Equipment has been removed, modified, or altered at any of the Properties, except in the ordinary course of business, consistent with past practices. All items of Equipment located at the Properties are in satisfactory operating condition and are usable and adequate for the provision of the Services, and have been installed in material compliance with all applicable Legal Rules. There are at least Nine Thousand Five Hundred (9,500) converter boxes currently in use at the Properties. Schedule 3.10 sets forth a list of the Equipment not located at the Properties or the AML Hub Sites which is being transferred to Buyer, which Equipment, except if otherwise indicated on Schedule 3.10, is in satisfactory operating condition.

3.11 Accounts Receivable, Customer Deposits and Advance Subscriber Payments.
     ----------------------------------------------------------------------
Schedule 3.11 contains a complete and accurate aging of all Accounts Receivable, Customer Deposits and Advance Subscriber payments as of May 31, 1998. Three business days prior to a Closing, Sellers shall provide an updated Schedule 3.11 which shall set forth a complete and accurate aging of all Accounts Receivable, a complete and accurate listing of Customer Deposits of each Subscriber at each Property, and a complete and accurate listing of all Advance Subscriber Payments of each Subscriber at each Property to be transferred to Buyer at such Closing, in each case as of such third business day prior to such Closing. The Customer Deposits set forth on Schedule 3.11 are all amounts held by Sellers which have been paid by Subscribers as deposits for converter boxes. The Advance Subscriber Payments set forth in Schedule 3.11 are all amounts paid by the Subscribers to the Sellers for which Services have not yet been performed. The Customer Deposits are required to be repaid in accordance with the terms of the Subscriber Contracts. All such Accounts Receivable have arisen in the ordinary course of business. All such Accounts Receivable are valid and enforceable claims, and the services sold and delivered that gave rise to such Accounts Receivable were sold and delivered in conformity with all applicable express and implied warranties, purchase orders, agreements and specifications. To the best of Seller's knowledge, no Account Receivable is subject to any valid defense, offset or counterclaim, except Customer Deposits. None of such Accounts Receivable have been assigned to or for the benefit of any Person.

3.12 Basic Subscribers.  At the Initial Closing, the Properties shall have at
     -----------------
least Twelve Thousand Two Hundred Fifty (12,250) Basic Subscribers.

3.13  Financial Statements and Related Information.   The gross revenues earned
      --------------------------------------------
by Sellers from providing video programming services at the Properties from January 1, 1997 through December 31, 1997 (the "Period"), calculated in accordance with the principles of GAAP, was not less than Five Million, Two Hundred and Eight Thousand, Four Hundred and Seventy One Dollars ($5,208,471).
Schedule 3.13A sets forth (a) the number of Basic Subscribers as of December 31, 1997, which statement is subdivided between Subscribers who receive the Services on an individual and a bulk basis, and (b) the weighted average Basic Subscriber Rate charged to Subscribers of the Services at the Properties during the Period.

      Schedule 3.13B sets forth the unaudited balance sheets and income statements (together the "Financial Statements") for PEI for the one year period ending December 31, 1997 (the "Balance Sheet Date"). The Financial Statements fairly present the financial condition of PEI as of the Balance Sheet Date and the results of operations for such entities for the one year period ending on the Balance Sheet Date.

      Schedule 3.13C sets forth the unaudited balance sheets and income statements (together the "Quarter End Statements") for PEI for the three month period ending March 31, 1998. The Quarter End Statements fairly present the financial condition of PEI as of March 31, 1998 and the results of operations for PEI for the three month period ending on March 31, 1998.

      Buyer understands and acknowledges that the Financial Statements and Quarter End Statements do not constitute any presentation of the financial condition or results of operations of the Assets, which Assets are only a portion of the assets and business operations covered by the Financial Statements and the Quarter End Statements. There are no direct costs arising from or in connection with the providing of Services at the Properties by Sellers that are not reflected in the Financial Statements or Quarter End Statements, excluding corporate overhead and certain other expenses of PEI that are expensed through Sat-Tel Services, Inc.

3.14  Litigation.   Except as set forth in Schedule 3.14, there is no claim,
      ----------
action, litigation, proceeding or investigation pending, or to the best of Sellers' knowledge, threatened before any court or Government Entity, nor is there any outstanding judgment, order, decree, award, stipulation or injunction issued by any court or Governmental Entity which may affect any of the Assets or the Services or impair any Seller from performing its obligations under this Agreement and the Related Agreements.

3.15  Taxes.   All taxes related to the Assets or the providing of Services,
      -----
related to taxable periods or portions thereof ending on or prior to the applicable Closing Date, have been reported and duly paid, collected or withheld and remitted to the appropriate governmental agency, except for current taxes not due and payable on or prior to the applicable Closing Date.

3.16  Broker Fees.  Except for a fee owed to Communications Equity Associates by
      -----------
Sellers, which constitutes an Excluded Liability, no broker, finder or similar agent has been employed by or on behalf of Sellers in connection with this Agreement or the Related Agreements and no

Seller has entered into an agreement or understanding of any kind with any Person for the payment of any brokerage commission, finder's fee or similar compensation in connection with the Agreement and the Related Agreements.

3.17  Employee Matters.  Except for the agreement between Arc Communications
      ----------------
Services, Inc. and International Brotherhood of Electrical Workers Union Local No. 134 dated January 1, 1989, as amended, no Seller is a party to any contract with any labor organization, nor has it agreed to recognize any union or other collective bargaining unit nor has any union or other collective bargaining unit been certified as representing any of its employees with respect to the operation of the Assets or the provision of the Services.

3.18  Permits.  Schedule 3.18 contains a complete and accurate list of all
      -------
Permits (other than AML Licenses and AML Applications) used to provide the Services to the Properties or to own, lease or operate the Assets. The execution, delivery and performance of this Agreement by each Seller and consummation of the transaction contemplated by this Agreement will not result in the revocation, suspension or limitation of any Permit. Each Seller possesses all Permits, all Permits are in full force and effect, and all fees and payments due on or prior to the date hereof pursuant to the terms of each Permit have been paid by Sellers. Each Seller is in material compliance with the terms pursuant to which the Permit was issued. No suspension or cancellation of any Permit is pending or, to the best of each Seller's knowledge, threatened.

3.19  Signals.  Schedule 3.19 sets forth a complete and accurate list of all
      -------
MMDS Signals, SMATV Signals and AML Signals carried at the Properties.

3.20  Liabilities to Subscribers.  No Seller has any obligation or liability to
      --------------------------
any Subscriber except with respect to (i) Customer Deposits and Advance Subscriber Payments, and (ii) the obligation to supply services to the Subscribers in the ordinary course of business in accordance with and pursuant to the terms of the Contracts.

3.21  Affiliations.  Except for the Blackstone Group and its Affiliates, no
      -------------
Seller or any officer, director or key employee of any Seller or any Affiliate of any Seller has, directly or indirectly a material interest in (a) any Person that owns or manages a Property, (b) any Person that provides programming services to any Property or (c) any Person that manufactures any Equipment or items in Inventory or distributes or sells Equipment to any Property or any manager or owner of any Property.

3.22  Restoration.  Other than in Seller's ordinary course of business
      -----------
consistent with past practice, no claims have been brought by any Person that any property has been damaged, destroyed, disturbed or removed in the process of construction or maintenance of the Assets or providing of the Services at the Properties, which has not been or will not be prior to the Initial Closing or any applicable Additional Closing, repaired, restored or replaced.

3.23  Franchise Requirements.  Except for the Chicago Cable Commission inquiry
      ----------------------
described in Schedule 3.14, no Seller has received notice from any Governmental Entity of its intent to enforce any proposed or enacted ordinance pursuant to which such Seller will be required to enter into a franchise agreement or similar agreement with a Governmental Entity with respect to the Services. All locations where wire that is used by the Sellers for the provision of the Services at the Properties that crosses public rights-of-way are set forth on Schedule 3.23.

3.24  Disclosure.  No written information contained in any Schedule delivered
      ----------
pursuant to this Agreement at the Initial Closing or any Additional Closing contains or will contain any untrue statement of a material fact or omit to state a material fact required to make the statements not misleading. To the extent that any representation or warranty in this Article 3 is qualified as to "knowledge" of any Seller, the representation and warranty shall be limited to the actual knowledge of such Seller, its officers and directors (as listed on the attached Schedule 3.24), as of the date hereof, after having made a reasonable investigation sufficient to ascertain the accuracy of the information to which such representation and warranty relates.

3.25  Rate Regulation.  No Seller has received notice of any action taken or
      ---------------
proposed to be taken by any Governmental Entity to enable such Governmental Entity to regulate the Basic Subscriber Rates or any cable television service rates charged to Subscribers by such Seller under the Communications Act of 1934, as amended.

3.26  Telephony Services.  No Seller has entered into a contract to provide
      ------------------
telephony services to a Property.

3.27  Inventory.  The Inventory constitutes all material inventory of Sellers
      ---------
used in the provision of Services to the AML Properties. Except for items of Inventory that may be utilized for conversion of a Property to AML pursuant to the Joint Marketing Agreement, all items of Inventory are set forth on Schedule
3.27 and are usable and saleable in the ordinary course of business, consistent with past practice.

3.28  Vehicles.  Schedule 3.28 sets forth a complete and accurate list of the
      --------
Vehicles being transferred and conveyed to the Buyer. At the Initial Closing, Sellers shall payoff all amounts owed under the vehicle leases and Sellers shall direct the leasing company to deliver title to the Vehicles, and the Buyer shall receive good and marketable title to each and all of the Vehicles, free and clear of all Liens. The Vehicles are being delivered "as is" with no representations concerning the Vehicles' condition, quality or fitness for a particular purpose.

3.29  No Changes.  Except as set forth on Schedule 3.29, since the Balance Sheet
      ----------
Date there has not been any material adverse change in or condition affecting the Assets taken as a whole.

3.30  Service Standard Reports.  The Service Standard reports delivered to Buyer
      ------------------------
pursuant to Article 5.18 shall be true and correct on the date of delivery to Buyer in accordance herewith and based on the books and records of Sellers.

              ARTICLE 4   Representations and Warranties of Buyer
              ---------   ---------------------------------------

     Buyer represents and warrants to Sellers, as of the Initial Closing Date and as of each Additional Closing Date, the following:

4.1  Organization and Qualification   Buyer is a limited liability company duly
     ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and, prior to the Initial Closing, will be authorized to transact business as a foreign limited liability company in the State of Illinois.

4.2  Authority   Buyer has the limited liability company right, power, legal
     ---------
capacity and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and the Related Agreements by Buyer and the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action on the part of Buyer.

4.3  Enforceability   Upon execution and delivery by Buyer, this Agreement and
     --------------
the Related Agreements shall constitute the valid and legally binding obligation of Buyer enforceable as against Buyer in accordance with the terms hereof.

4.4  Approvals   Except for the Transport Consents, the execution, delivery and
     ---------
performance of this Agreement and the Related Agreements by Buyer and the consummation by Buyer of the transactions contemplated hereby and thereby do not require any consent, notice, authorization or approval which will not have been made, given or otherwise accomplished by the Initial Closing Date.

4.5  Compliance with Laws.   Neither the execution and delivery of this
     ---------------------
Agreement by Buyer nor the consummation of the transactions contemplated hereby will violate or result in the violation of any Legal Rule applicable to Buyer.

4.6  Compliance with Other Instruments. The execution and delivery of this
     ---------------------------------
Agreement and the Related Agreements by Buyer and the consummation of the transactions contemplated hereby and thereby shall not result in a breach or violation of any term or provision of, or constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default) under Buyer's charter documents or under any other agreement to which the Buyer is bound.


                   ARTICLE 5   Covenants of Sellers and Buyer
                   ---------   ------------------------------

     Commencing on the date hereof and continuing through the Final Closing Date or as otherwise expressly provided in this Article 5, PCTV Corp., jointly and severally, PEI, and the Buyer severally covenant and agree:

5.1  Access to Assets.   Prior to the Initial Closing Date, Sellers shall give
     ----------------
Buyer, and their respective employees and representatives, during normal business hours and with reasonable prior notice and provided a representative of Sellers is present at all times, access to all of the Assets and the Properties (subject to the Property owners' right to limit such access) and copies of the Contracts, the AML Licenses, AML Applications, and Permits, and access to the Equipment, books and records, Inventory, facilities, technical information, personnel and such other documents and information regarding the Assets, Services, and the Properties that Buyer and their representatives may reasonably request.

5.2  Qualification.  Until the Final Closing Date, each Seller shall maintain
     -------------
all qualifications to transact business and remain in good standing in Delaware and under the laws of each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of the activities conducted by it makes such qualification necessary.

5.3  Continuity and Maintenance of Operations.   Sellers shall, from the date
     ----------------------------------------
hereof to the applicable Closing Dates with respect to the Assets: (a) provide the Services to the Properties and use the Assets in the ordinary course consistent with past practices and maintain the Equipment in satisfactory operating condition; (b) use commercially reasonable efforts to preserve intact the Contracts and its customers, business organizations and business relationships related to the Assets; (c) maintain the Assets in satisfactory condition and repair, ordinary wear and tear excepted; (d) maintain current staffing levels and customer service performance in all material respects in support of the Properties; (e) pay and perform their obligations with respect to the Assets on a timely basis in accordance with the terms thereof; and (f) provide the Services to the Properties in material compliance with all Legal Rules. Sellers shall not (a) make any material changes in the methods by which the Sellers collect Accounts Receivable or disconnect Subscribers, or (b) offer to any Subscribers or any prospective subscribers free installations (except for free installations during a conversion to AML) or provide discounts for the cost of Sellers' Services not provided in the ordinary course of business.

     Sellers shall not, from the date hereof to the applicable Closing Dates with respect to the Assets: (a) distribute any Asset to its shareholders; (b) mortgage, pledge or subject to any Lien any of the Assets except Liens in the ordinary course of business; (c) sell, lease, license, transfer or otherwise dispose of or engage in any transaction with respect to any Assets not in the ordinary course of business; (d) cancel or forgive any Accounts Receivable, except in the ordinary course, consistent with GAAP; (e) amend, modify or terminate any Contract except with the consent of Buyer; or (f) change in any material respect the pricing (including without limitation, the Basic Subscriber
Rate) for the providing of the Services at any Property.

5.4  Adverse Changes.  Each Seller shall promptly notify Buyer in writing of
     ---------------
each material adverse change or condition affecting any of the Assets, any Property or the Services for which a Closing has not yet occurred and which becomes known to any Seller. If Seller is given a written notice of default or termination for a Right of Entry Agreement for which a Closing has not yet been held, Sellers shall notify Buyer within three (3) business days. Sellers shall use their best efforts to cure any default and Buyer and Sellers shall cooperate, at no expense to Buyer, to attempt to cure any such default. Subject to the other terms and conditions of this Agreement, Sellers shall have the right to assign the Right of Entry Agreement for which a default or cancellation notice has been delivered to any Seller if (a) Buyer has agreed to accept the Right of Entry Agreement subject to the notice, (b) Sellers have received written confirmation from the owner or property manager that the default has been cured in full, or (c) Sellers have received oral confirmation from the owner or property manager, reasonably acceptable to Buyer, that the default has been cured in full. In no event shall Sellers be required to pay to the owner or property manager any additional consideration in order to cure a default or cancellation, except to satisfy the Sellers obligation to cure a default.

5.5  Maintain Insurance.  Each Seller shall maintain in full force and effect
     ------------------
all insurance policies with respect to such Assets until a Closing affecting the Assets has occurred in amounts, scopes and coverages consistent with past practices and shall not do, permit or allow to be done any act by which any of such insurance policies may lapse or be suspended, impaired or canceled. Each Seller shall give written notice to Buyer of any material damage to any of the Assets or any of the Properties by fire or other casualty promptly upon becoming aware of same.

5.6  Confidentiality.   Each party shall keep the terms of this Agreement and
     ---------------
the Related Agreements and the transactions contemplated hereby and thereby, and all information provided by any other party in connection herewith, confidential and shall not disclose the same to any other Person except for legal counsel, accountants, lenders, advisers and employees on a need-to-know basis in order to carry out the terms of this Agreement. From and after the Initial Closing Date, Sellers shall hold in confidence and shall not disclose to any Person any confidential information with respect to the Assets, the Services or the Properties without the prior written consent of the Buyer. Notwithstanding anything contained in this Article 5.6, any party may disclose information if required by applicable law or court order or in connection with either party's disclosure or reporting obligations under any rule or regulation of the SEC, NASDAQ, FCC or other Government Entity. If this Agreement is terminated, no party shall use any confidential information for any business purpose, and each party will keep confidential any information so obtained.

5.7  AML Cooperation.  Sellers and Buyer acknowledge that each will be seeking
     ---------------
to develop their respective businesses in the Market, subject in the case of each Seller to its compliance with the applicable Non-Competition Agreement.

(a) Sellers and Buyers agree that, as it relates to MMDS Properties being assigned to Buyer under this Agreement, the Sellers shall use their best efforts to cooperate with the Buyer's efforts to license any additional AML paths required to serve the MMDS Properties. If a proposed AML path to an MMDS Property (an "MMDS Path") causes potential interference to an existing AML path controlled by Sellers or its affiliates (an "Existing Path"), Sellers and Buyer agree to cooperate and attempt to develop an engineering plan that will cure any unacceptable interference on the Existing Path and/or the MMDS Path. Both parties agree that any such plan may involve the alteration or modification of the engineering of the Existing Path or the MMDS Path or the use of new or additional equipment. If, after both parties have used their best efforts to reduce the interference to acceptable levels for both the MMDS Path and the Existing Path, the interference has not been reduced to acceptable levels, the Buyer shall have the right to require the Sellers to buy back the Right of Entry Agreement related to the MMDS Path. Such right may be exercised, if at all, for a period of twelve (12) months after the Initial Closing Date. Buyer shall give the Sellers thirty (30) days notice of its intent to exercise this buy-back right. If Buyer exercise this buy-back right, the Sellers shall pay to the Buyer the amount of $444.00 per Unit for each Property for which a Right of Entry Agreement is assigned to Sellers, and the Buyer shall assign the Right of Entry Agreement and the related equipment to Sellers, free and clear of any Liens.

(b) For all other proposed AML paths, Sellers and Buyer agree that for a period of five (5) years from the Initial Closing, they shall use each use their best commercial efforts to resolve any interference issues related to any AML paths or licenses . In each potential case of interference, the party that is licensed (the "Accommodating Party") agrees to make any commercially reasonable changes or take any commercially reasonable actions requested by the party seeking a new license or modification (the "Interfering Party") which would reduce interference to acceptable levels, as defined below.

     Reasonable changes and actions shall include, but not be limited to: (a) the Accommodating Party accepting interference on a licensed AML path so long as the interference is at acceptable levels, (b) the Accommodating Party, agreeing to test, at the Interfering Party's expense, engineering alternatives and to implement such alternatives if the resulting interference is reduced to acceptable levels, or (c) the Accommodating Party replacing equipment, at the Interfering Party's expense, if the resulting interference is reduced to acceptable levels. An Accommodating Party agrees that it shall not file any motions to oppose the granting of a new license or the modification of an existing license by an Interfering Party unless no commercially reasonable alternatives changes or actions can be made or taken to reduce the interference to acceptable levels. The Accommodating Party shall determine in its sole discretion the acceptable level of interference for a given path based on whether or not the interference causes a degradation in the signal of the Accommodating Party.

5.8  No Shop Provision.  In consideration of the substantial expenditure of
     -----------------
time, effort and expenses to be undertaken by Buyer upon execution of this Agreement, each Seller agrees that it will not, and will cause its directors, officers, representatives, agents and Affiliates not to, directly or indirectly solicit, entertain or encourage inquiries or proposals to dispose of, enter into an agreement to dispose of, negotiate or enter into discussions with any other party to dispose of, or enter into any merger or consolidation with respect to the Assets. Each Seller further agrees that during such time, if any other Person makes an inquiry with respect to any such disposition, Seller shall immediately notify Buyer of such inquiry.

5.9  Owner's Acknowledgment Form.  Within five (5) days of execution of this
     ---------------------------
Agreement, the Sellers will deliver to the owners or property managers of each of the Properties an Owner's Acknowledgment Form in the form of Exhibit G. Upon receipt of an executed Owner's Acknowledgment Form or other communications related thereto, Sellers shall promptly send copies of such to the Buyer. Sellers and Buyer shall discuss potential means to resolve any issue regarding any Seller's performance under an Right of Entry Agreement or the assignment of that

Right of Entry Agreement to Buyer, presented in any Owner's Acknowledgment
Form. If an owner presents an issue, Sellers shall make reasonable efforts to set up a meeting with the owner, Sellers and Buyer to discuss issues regarding Sellers' performance and attend any such meeting. Notwithstanding the foregoing, Sellers do not covenant that they will take any action to resolve any issue presented and the resolution of any such issue shall not constitute a condition precedent to Buyer's obligations to close under this Agreement. Neither Buyer nor Sellers shall have any liability for the failure of an owner or property manager to return the Owner's Acknowledgment Form and the return of the Owner's Acknowledgment Forms by the owners and property managers shall not constitute a condition precedent to Buyer's or Sellers' obligation to close under this Agreement.

5.10  Digital Internet Service.  Upon commencement of the provision of internet
      ------------------------
service by PEI in Chicago, PEI and Buyer will use their respective reasonable efforts to negotiate for the providing of PEI's digital internet service to the Subscribers of the Properties in the Market.

5.11  Employee Matters.  PEI shall use commercially reasonable efforts to assist
      ----------------
Buyer in recruiting employees of PEI that provide technical and field service for the Assets to accept employment with the Buyer. The parties shall mutually agree on the employees to be recruited by the Buyer, and unless expressly agreed to by the Sellers, the employment of any Seller employee by Buyer shall not commence until the termination of Sellers' provision of field service in the Services Agreement.

5.12  Satisfaction of Conditions.  Each Seller shall use its best efforts to
      --------------------------
cause (i) the representations and warranties set forth in Article 3 and the Schedules and Exhibits herein to be true and correct as of each Closing Date and
(ii) the conditions precedent set forth in Article 6 to have been satisfied as of each Closing Date. The Buyer shall use its best efforts to cause (i) the representations and warranties set forth in Article 4 and the Schedules and Exhibits herein to be true and correct as of each Closing Date and (ii) the conditions precedent set forth in Article 7 to have been satisfied as of each Closing Date. Sellers shall use their best efforts to assign all of the Contracts to Buyer in accordance with this Agreement at the Initial Closing Date and, if not so assigned, at each Additional Closing. Buyer shall use its best commercial efforts to secure all Transport Consents as of the Initial Closing Date.

5.13  Required Consents.  Sellers shall use their best efforts to obtain all
      -----------------
Required Consents, and Buyer shall fully cooperate with all reasonable requests by Sellers to assist in securing Required Consents. In no case shall any Seller or Buyer be obligated to pay any additional consideration to any property owner in order to secure a Required Consent. The form of the Required Consent for the Right of Entry Agreements requiring consent is attached hereto as Exhibit J.

5.14  Modification or Breach of Contracts.  Commencing on the date hereof and
      -----------------------------------
continuing until the applicable Closing Date, no Seller shall terminate or modify, or commit or cause or suffer to be committed any act that will result in a breach or violation of any term of or (with or without notice or passage of time, or both) constitute a default under or otherwise give any Person a basis for nonperformance under any Contract or any AML License, each of which each Seller shall maintain in full force and effect. Each Seller shall perform all of its contractual obligations in accordance with the respective terms thereof.

5.15  No Solicitation.
      ---------------

(a) Except as provided for in Article 5.11, for a two year period following the Initial Closing Date, Buyer shall not and shall cause its Affiliates not to knowingly contact or solicit for employment any person then employed by People's Choice TV Corp. or any of its subsidiaries, without such entity's consent.

(b) For a two year period following the Initial Closing Date, Sellers shall not and shall cause its Affiliates not to knowingly contact or solicit for employment any person then employed by the Buyer, its Affiliates or its subsidiaries without such entity's consent.

5.16  Turning In AML Licenses.  Upon the completion of PEI's signal transport
      -----------------------
obligations under the Services Agreement, PEI shall promptly turn in or cause to be turned in FCC Licenses WNTU 820 and WPJA 878 (after the FCC has consented to the assignment to Alda Wireless Holdings, Inc. of WNTX 820) to the FCC. Sellers have requested that AML Licenses WNTT 479 and WNTX 520 be turned in to the FCC by Specchio Developers, Ltd.

5.17  Release or Discharge of Liens on Assets.  Each Seller shall take all
      ---------------------------------------
action necessary to cause to be released or discharged any and all Liens on the Assets.

5.18  Service and Signal Standards
      ----------------------------

(a)  Service Standards.  From the date hereof to the Article 5.18 Date, as
     -----------------
defined below, the Sellers shall maintain the following service standards ("Service Standards") as they relate to the Chicago Properties:

     (1) The average weekly customer service call abandonment rate will not exceed six (6%) percent of all calls, excluding calls in which the customer hangs up prior to the commencement of the recorded message (the "Call Abandonment Standard").

     (2) The average weekly wait time to respond to customer service calls shall not exceed fifty-three seconds (.53) (the "Call Wait Standard").

     (3) The Sellers shall make available, and dispatch if the customer so requests, a technician for installation (a) within two (2) business days from receipt of a service order for ninety (90%) of all such service orders and (b) within three (3) business days of receipt of a service order for one hundred percent (100%) of all such service orders (the "Installation Standard").

     (4) The Sellers shall make available, and dispatch if the customer so requests, a technician for out of service reports by the end of the thirty six hours after receipt of such report for fifty percent (50%) of all such reports and by the end of forty eight hours after receipt of such report for one hundred percent (100%) of all such reports (the "Out of Service Standard").

The Service Standards, and the Signal Quality Standards set forth below, shall be measured weekly from the date of this Agreement until the Article 5.18 Date (the "Measurement Period"). Measurements shall be omitted when calculating the Service Standards with respect to a Property during any period in which an event of Force Majeure is in effect or during a signal outage and the 24 hours following the correction of a signal outage at such Property. Sellers shall keep records of the above measurements for such week, deliver a weekly report to Buyer setting forth the Sellers' calculations of such measurements for such week, and make available at its offices in Countryside, Illinois during normal business hours to the Buyer the necessary books and records to verify such measurements.

(b)  Signal Standards. From the date hereof to the Initial Closing Date, the
     ----------------
Sellers shall maintain the following signal quality standards ("Signal Standards") as they relate to the Properties:

     (1) The video signal measured each Wednesday morning at 10:00 CST at the AML Demarcation Point and the MMDS Demarcation Point, all as defined below, shall meet the following standards (the "Video Quality Standards"):

     (A) 8.5 to 10.0 dBmV RF input level to optical electronic at all fibers from the headend.
     (B) Less than or equal to 7 dB peak to valley across the bandwidth of channels provided.
     (C)  Less than or equal to 3 dB variance between adjacent channels.
     (D)  Greater than 40 dB carrier to noise ratio.
     (E)  Less than -55 dBc composite triple beat.

The AML Demarcation Point is the point at which the signal is input into the Ameritech fiber transmitter at the Sears Tower and the point at which the signal is input into the AML transmitters at the Sears Tower. The MMDS Demarcation Point is the point at which the MMDS signal is input into the MMDS transmitters at the Sears Tower. In order to measure the Video Quality Standards, Sellers shall provide Buyer access to the Sears Tower on the measurement dates and representatives of both the Buyer and the Sellers shall collectively take and record the measurements. If the Buyer's representative shall fail to attend the measurement meeting, the Sellers shall not be required to meet the Video Quality Standards for that week.

     (2) The Sellers shall have no complete signal outages greater than sixty
(60) minutes in length at the Sears Tower headend or the Milwaukee Avenue downlink facility ( a "Headend Outage") during the Measurement Period. The Sellers shall have no more than one (1) complete signal outage greater than one hundred twenty (120) minutes at any Property (each a "Property Outage"), excluding scheduled maintenance activities (for which the Buyer has been advised in advance), during any one week.

Notwithstanding the above, the Sellers shall not be considered in breach of the Video Quality Standards, the Headend Outage covenant or the Property Outage covenant with respect to a

Property during an event of Force Majeure affecting such Property.

(c)  Purchase Price Reduction  Subject to the restrictions and limitations set
     ------------------------
forth in this Article 5.18, in the event the Sellers fail to meet the Standards set forth in this Article 5.18 during any week of the Measurement Period (except for a Headend Outage which shall be measured during the entire Measurement Period), the Sellers and Buyer agree that the Purchase Price payable on the Initial Closing Date shall be reduced by the aggregate amount of Reduction Amounts (as set forth below) for each Standard which the Sellers have failed to perform in this Article 5.18.


     Standard                            Reduction Amount
     --------                            ----------------

     (i)   Call Abandonment Standard     $12,500
     (ii)  Call Wait Standard            $12,500
     (iii)     Installation Standard     $12,500
     (iv)      Out of Service Standard   $12,500
     (v)   Video Quality Standard        $25,000
     (vi)      Headend Outage            $25,000 per outage
     (vii)     Property Outage           $ 5,000 per outage
                                         greater than one per week

     Notwithstanding anything contained in this Article 5.18:

     (i)   the maximum amount the Purchase Price may be reduced pursuant to this
     Article 5.18 shall be Two Hundred Sixty Thousand Dollars ($260,000.00).

     (ii) except as provided for in Article 5.3, in no event shall the Sellers' performance or non-performance of the Standards constitute a condition precedent to the Buyer's obligations to close under this Agreement, and

     (iii) Buyer's only remedy for the Sellers' failure to meet the Standards in this Article are as set forth in Article 5.18, provided, that such limitation on remedies shall not apply to the extent that Sellers' failure to meet such Standards give rise to, provides the basis for, or constitutes, an Excluded Liability, a breach of representation or warranty or covenant (other than under this Article 5.18) or results in the failure to satisfy a closing condition.

(d)  Force Majeure.  For purposes of this Article, a Force Majeure event shall
     --------------
mean and the Purchase Price shall not be reduced, Sellers shall not be liable to the Buyer under this Article, and Sellers shall not be considered in breach of this Article, if the Sellers fail to perform their obligations under this Agreement as a result of a cause beyond their reasonable control, including, but not limited to, any natural calamity, severe storm, work stoppage, labor dispute, act of God or a public enemy, act of any military, civil, or regulatory authority, insurrection, riot, epidemic, fire, civil disturbance, explosion, lightning strike, fiber lease failure or failure on the part of Ameritech to maintain such fiber leases, satellite failure, failure of programmers to deliver programming signals to Sellers' headend or power failure.

(e)  Survivability.  This Article 5.18 shall be terminated and be of no further
     -------------
force or effect upon the earlier of (a) midnight on July 1, 1998, or (b) the date of the consummation of the Initial Closing (the "Article 5.18 Date") except that the Article 5.18 Date shall be extended to the Initial Closing if the Sellers shall have failed to satisfy a condition to Closing by July 1, 1998 and Buyer has not waived such condition. As of the Article 5.18 Date, except as provided in the Services Agreement, the Sellers shall no longer be required to continue to meet any of the Service Standards or the Signal Standards.

5.19 New Right of Entry Agreements.  Subject to Buyer's consent, PEI may enter
     -----------------------------
into new Right of Entry Agreements to provide Services in the Market between the date of execution of this Agreement and the Initial Closing, and subject to any requirement that the Sellers obtain the owner's or manager's consent, shall assign such new Right of Entry Agreements to the Buyer. The Schedules to this Agreement and the calculation of the number of Units being assigned to Buyer shall also be recalculated prior to the Initial Closing to reflect any new Right of Entry Agreements entered into by PEI.

5.20 Audit Waiver.  As part of its due diligence process, the Buyer requested
     ------------
that Arthur Anderson & Co. conduct an audit (the "PEI Audit") of the balance sheet and income statements of PEI related to the Properties for the years 1996 and 1997 and for the three month period from January 1, 1998 to March 31, 1998. The PEI Audit was completed prior to the execution of this Agreement. Sellers permitted and cooperated with the PEI Audit under the condition that the Sellers shall not have any liability to the Buyer based on the procedures used in, or the results of, the PEI Audit (the "Audit Results"). The Buyer acknowledges and agrees that the Sellers' representations and warranties concerning the financial condition of PEI are contained solely in Articles 3.11 and 3.13 of this Agreement and the related Schedules. The Buyer hereby waives its right to bring any actions, claims or demands against, or seek indemnification from, the Sellers based on the Audit Results; provided however, that Buyer does not waive its right to bring any actions, claims or demands against or seek indemnification from the Sellers for any breach of a representation, warranty or covenant made or to be performed by any Seller based on any information contained in the Audit Results.

5.21 Post-Closing Obligations. Schedule 5.21 sets forth a list of obligations
     ------------------------
contained in certain Right of Entry Agreements that have not yet been satisfied or completed. Buyer agrees that it shall be solely responsible for all such obligations that arise from and after the Closing Date for Contracts transferred on such date, in accordance with the terms of such Contracts, and in accordance with the Joint Marketing Agreement, including but not limited to any site preparation, construction and re-engineering of the AML network or distribution at each Property.

5.22 Transition Cooperation.  From the date of execution of this Agreement until
     ----------------------
the termination of Billings Services under the Service Agreement, Sellers shall use its best efforts to provide to the Buyer billing updates up to twice weekly, as requested, for all active and pending Subscribers in a form reasonably acceptable to Buyer. Sellers shall provide all relevant Subscriber and Property data relating to Contracts to be assigned at least five days prior to any

Closing. At Buyer's sole expense, Buyer shall have the right to include notifications and bill stuffers in all Subscriber bills and shall reimburse Sellers for any direct third party costs of such stuffers. Sellers agree to use commercially reasonable efforts to assist Buyer to include the notifications and bill stuffers in Subscriber bills. Sellers agree to use its best efforts to assist the Buyer if Buyer adds additional programming services to the AML system which enables transport of an enhanced AML line-up during the term of the Service Agreement. Buyer shall reimburse Sellers for any extraordinary expenses incurred by Sellers in providing such assistance.

5.23. Specchio License. Sellers shall use its best efforts to consummate the
      ----------------
transfer of good and marketable title to the Specchio License to Buyer, free and clear of all Liens in accordance with this Agreement and the Shared Use Agreement. Sellers and Buyer shall use best efforts to file the transfer applications at the FCC for the Specchio License by June 15, 1998. Sellers shall be responsible for all damage, cost and expense to Buyer arising from or incurred in connection with Buyer's inability to utilize the Specchio License because of Specchio Developers, Ltd.'s breach of the Shared Use Agreement.


           ARTICLE 6   Conditions Precedent to Obligations of Buyer
           ---------   --------------------------------------------

6.1  Conditions Precedent of Buyer to Initial Closing   The obligations of Buyer
     ------------------------------------------------
to consummate the transactions contemplated on the Initial Closing Date are subject to the satisfaction, on or before the Initial Closing Date, of all the following conditions:

(a) Each Seller shall have performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by such Seller on or before the Initial Closing Date.

(b) All representations and warranties of each Seller contained in this Agreement or in any Schedule or Exhibit shall be true, correct and complete in all material respects on and as though made on the Initial Closing Date. For purposes of the conditions contained in this Article 6.1(b) and Article 7.1(b), material shall be defined as adverse changes to the representations and warranties contained in this Agreement or Schedules and Exhibits that have a value greater than $200,000 (individually or in the aggregate).

(c) Sellers shall have received and shall have delivered to Buyer the Required Consents necessary to assign to the Buyer Right of Entry Agreements providing Services to at least 21,500 Units and all the Required Consents necessary to assign the Fiber Leases.

(d) Sellers shall have tendered to Buyer all documents which Sellers are required by Article 8.2(a) and 8.2(c) to deliver to Buyer, in each case executed.

(e) There shall be no pending litigation or government proceeding which seeks to restrain or prohibit the consummation of the transactions contemplated by this Agreement.

(f) Since the date of this Agreement, there shall have been no material adverse change in the financial condition, business or results of operations of the business relating to the Assets taken as a whole, or the condition of the Assets, taken as a whole.

(g) The parties shall have reached an agreement on the amount of the Purchase Price Reduction, if any, as set forth in Article 5.18.

(h) The Sellers shall have provided to the Buyer the FCC transfer application for the Specchio License, executed by Specchio Developers, Ltd.

(i) The Sellers shall have provided evidence to the Buyer of executed Shared Use Agreements between Alda Wireless Holdings, Inc. and Specchio Developers, Ltd. and Alda Wireless Holdings, Inc. and Evans Microwave, Inc. in the form of Exhibit C and evidence of the documentation necessary for the assignment of all the Excluded License held by Specchio Developers, Ltd. and Evans Microwave, Inc. to Alda Wireless Holdings, Inc.

6.2  Condition Precedent of Buyer to Additional Closings. The obligations of
     ---------------------------------------------------
Buyer to consummate the transactions contemplated on each Additional Closing Date are subject to the satisfaction, on or before each such Additional Closing Date, of all the following conditions:

(a) Each Seller shall have performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by such Seller on or before such Additional Closing Date.

(b) All representations and warranties of each Seller contained in this Agreement or in any Schedule or Exhibit shall be true, correct and complete in all material respects on and as though made on such Additional Closing Date.

(c) Sellers shall have tendered to Buyer all documents which Sellers are required by Article 8.3 to deliver to Buyer, in each case fully executed.

6.3  Waiver   Buyer may waive any or all of the conditions set forth in Article
     ------
6.1 or Article 6.2, in whole or in part; however, no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies under this Agreement or otherwise at law or in equity if any Seller should be in default of any of its covenants, agreements, representations or warranties under this Agreement.

          ARTICLE 7   Conditions Precedent to Obligations of Sellers
          ---------   ----------------------------------------------

7.1  Conditions Precedent   The obligation of Sellers to consummate the
     --------------------
transactions contemplated on the Initial Closing Date are subject to the satisfaction, on or before the applicable Closing Date, of all the following conditions:

(a) Buyer shall have performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by Buyer on or before the Initial Closing Date.

(b) All representations and warranties made by Buyer contained in this Agreement or any Schedule or Exhibit shall be true, correct and complete in all material respects on and as though made on the Initial Closing Date.

(c) Sellers shall have received the Required Consents necessary to assign to the Buyer Contracts constituting at least 21,500 Units.

(d) Buyer shall have provided Sellers with Transport Consents for all of the MMDS Signals and AML Signals.

(e) Buyer shall have tendered to Sellers the Purchase Price, subject to adjustment in accordance with Article 2, or deposited a portion of the Purchase Price with the Escrow Agent in accordance with Article 2.6, and all documents which Buyer is required by Article 8.2(b) to deliver to Sellers.

(f) There shall be no pending litigation or government proceeding which seeks to restrain or prohibit the consummation of the transactions contemplated by this Agreement.

(g) The parties shall have reached an agreement on the amount of the Purchase Price Reduction, if any, as set forth in Article 5.18.

7.2  Condition Precedent of Sellers to Additional Closings. The obligations of
     -----------------------------------------------------
Sellers to consummate the transactions contemplated on each Additional Closing Date are subject to the satisfaction, on or before each such Additional Closing Date, of all the following conditions:

(a) Buyer shall have performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by Buyer on or before such Additional Closing Date.

(b) All representations and warranties of Buyer contained in this Agreement or in any Schedule or Exhibit shall be true, correct and complete in all material respects on and as though made on such Additional Closing Date.

(c) Buyer shall have tendered to Sellers all documents which Buyer is required by Article 8.3 to deliver to Sellers, in each case fully executed.

7.3  Waiver   Sellers may waive any or all of the conditions set forth in
     ------
Article 7.1 or Article 7.2 hereof in whole or in part; however, no such waiver of a condition shall constitute a waiver by Sellers of any of its other rights or remedies under this Agreement or otherwise at law or in equity if Buyer should be in default of any of the covenants, agreements, representations or warranties made by Buyer under this Agreement.


                              ARTICLE 8   Closing
                              -------------------

8.1  Closing   The Initial Closing shall take place on the Initial Closing Date
     -------
in the offices of Sellers in Chicago, Illinois on the first day of the first month after all of the conditions to the Initial Closing set forth in Articles 6 and 7 have been satisfied or waived. The parties agree and acknowledge that time is of the essence for the Initial Closing. At the Initial Closing, each of the parties shall take all action and deliver all documents required under this Agreement. Each Additional Closing, if any, shall be conducted via mail, on the first day of the first month after the conditions to an Additional Closing set forth in Articles 6 and 7 have been satisfied or waived in accordance herewith. At each Additional Closing, if any, each of the parties shall take all action and deliver all documents in accordance with Article 8.3.

8.2  Closing Documents
     -----------------

(a) At the Initial Closing, Sellers shall deliver to Buyer all of the following:

     (i) a Certificate of the Secretary of each Seller dated the Initial Closing Date certifying as true and correct copies of the resolutions of the Board of Directors of each Seller, authorizing the execution, delivery and performance of this Agreement, the Related Agreements and transactions contemplated herein and the incumbency of the persons executing this Agreement and the Related Agreements on behalf of such Seller;

     (ii) a Certificate from each Seller dated the Initial Closing Date, executed by a vice president of such Seller, certifying such Seller's satisfaction of the conditions set forth in Article 6.1(a), 6.1(b), 6.1(c), 6.1(e), 6.1(f), 6.1(h) and 6.1(i).

     (iii) an executed Assignment and Bill of Sale Agreement in the form of Exhibit A;

     (iv) all fully-executed Required Consents received by Sellers as of the Initial Closing Date;

     (vi) copies or originals (if available) of all Contracts being assigned to the Buyer;

     (vii) all data, books and records which relate directly to the provision of Services to the Properties;

     (viii) a Certificate of Good Standing of each Seller certified as of a recent date by the Secretary of State of the State of Delaware;

     (ix)   an Opinion of Counsel in substantially the form of Exhibit G.

     (x) to the extent required to deliver the Assets free and clear of all Liens, UCC termination statements.

     (xi) all other assignments and other instruments reasonably necessary, in accordance with this Agreement, to convey, assign and transfer to Buyer good and marketable title to the Assets, free and clear of all Liens.

(b)  At the Initial Closing, Buyer shall deliver to Sellers the following:

     (i) a Certificate of the Secretary of Buyer certifying as to true and correct copies of the resolutions of the Executive Board of the Buyer, authorizing the execution, delivery and performance of this Agreement, the Related Agreements and the transactions contemplated herein, and the incumbency of the persons executing this Agreement and the Related Agreements on behalf of the Buyer;

     (ii) with respect to the Contracts, an Assumption Agreement executed by Buyer and Sellers, in the form of Exhibit B;

     (iii) a wire transfer of the Purchase Price (as adjusted pursuant to Article 2) pursuant to instructions received from Sellers;

     (iv)   an Opinion of Counsel in substantially the form of Exhibit G; and

     (v)    the Transport Consents.

(c) At the Initial Closing, the parties shall execute and enter into the following agreements:

     (i) Shared Use Agreements between Buyer and PEI, Buyer and Specchio Developers Investment Corp. ("SDIC") and Buyer and Specchio Developers, Ltd. in the form of Exhibit C and all documentation necessary for the assignment of all AML Licenses from Sellers, SDIC and Specchio Developers, Ltd. to Buyer or its designee;

     (ii) an executed Non-Competition Agreement by and between Buyer and each Seller and by and between Buyer and each of Victor Oristano and Matthew Oristano, in the form of Exhibit C; and

     (iii)  a Service Agreement in the form of Exhibit E.

     (iv)   the Escrow Agreement attached as Exhibit J, if required pursuant to
     Article 2.6.

8.3  Additional Closings.  For each Additional Closing, if any, for which the
     -------------------
Sellers obtain the Required Consents, the Sellers shall deliver any such Required Consents to the Buyer and the items set forth in Article 8.2(a)(ii),
(iii), (iv), and (vi) and Buyer shall deliver to the Sellers the items set forth in Article 8.2(b)(ii) and the portion of the Purchase Price required to be delivered at such Additional Closing pursuant to Article 2.2(b), subject to Adjustment in
Article 2.2.

                          ARTICLE 9   Indemnification
                          ---------   ---------------

9.1  Indemnification by Sellers   PCTV Corp. jointly and severally, and each
     --------------------------
other Seller severally agrees to indemnify Buyer from and against any and all losses, damages, expenses or costs ("Indemnifiable Losses") which Buyer may suffer or incur by reason of or in connection with: (i) the inaccuracy of any representation or warranty of any Seller contained in this Agreement, any Exhibit, or Schedule or any Related Agreement, (ii) the breach by any Seller of any covenant made by it in this Agreement, any Exhibit or Schedule or any Related Agreement; (iii) the conduct of the business of any Seller relating to any Property, the Services or the Assets, including any tax liability of any Seller, on or prior to the Initial Closing Date (or with respect to Assets transferred after the Initial Closing Date, on or prior to the Additional Closing Date on which such Assets are transferred in accordance with Article 2.1), (iv) any Excluded Liability; or (v) any failure by any Seller to comply with any bulk sales, bulk transfer or similar law applicable to the transactions contemplated hereby, or (vi) the failure to consummate the transfer of good and marketable title to the Specchio License, free and clear of all liens, to Buyer, within one year of the Initial Closing Date or the inability of the Buyer to
                                            --
utilize the Specchio License because of a breach of the Shared Use Agreement by Specchio Developers, Ltd. Notwithstanding the foregoing, Sellers shall not be obligated to indemnify Buyer under this Agreement for Indemnifiable Losses until the Indemnifiable Losses exceed one percent (1%) of the Purchase Price, in which event Sellers shall be obligated to indemnify Buyer for all Indemnifiable Losses. Notwithstanding the foregoing, PCTV Corp. jointly and severally, and each other Seller severally agrees to indemnify Buyer from and against any Indemnifiable Losses which Buyer may suffer or incur by reason of or in connection with (a) any Excluded Liability relating to tax matters under clause
(c) or (f) of the definition thereof, and (b) any fee, fine or penalty assessed or imposed by the FCC as a result of or in connection with any Excluded Liability under clause (h) of the definition thereof. The foregoing obligation of Sellers shall be subject to and limited by each of the qualifications set forth in Article 9.3 and 9.4.

9.2  Indemnification by Buyer.  Buyer agrees to indemnify Sellers from and
     ------------------------
against any and all losses, damages, expenses or costs incurred ("Indemnifiable Losses") which any Seller may suffer or incur by reason of or in connection with: (i) the inaccuracy of any representation or warranty of Buyer contained in this Agreement, any Exhibit, or Schedule or any Related Agreement, and (ii) the breach by Buyer of any covenant made by it in this Agreement, any Exhibit or Schedule or any Related Agreement; (iii) the conduct of the business of Buyer relating to any Property, the Services or the Assets after the Initial Closing Date (or with respect to Assets transferred after the Initial Closing Date, after the Additional Closing Date on which such Assets are transferred in accordance with Article 2.1); (iv) any Assumed Liability. Notwithstanding the foregoing, Buyer shall not be obligated to indemnify Sellers under this Agreement for Indemnifiable Losses until the Indemnifiable Losses exceed one percent (1%) of the Purchase Price, in which event Buyer shall be obligated to indemnity Buyer for all Indemnifiable Losses. The foregoing obligation of Buyer shall be subject to and limited by each of the qualifications set forth in
Article 9.3 and 9.4.

9.3  Notice and Right To Defend Third-Party Claims.   Upon receipt of written
     ---------------------------------------------
notice of any claim or proceeding under which indemnity may be sought under this
Article 9, the party seeking indemnification (the "Indemnitee") shall promptly inform the party against whom indemnification is sought (the "Indemnitor") in writing. The Indemnitor shall, at its own cost, defend or settle such claim or proceeding, except that the Indemnitor shall not settle any such claim or proceeding without the consent of the Indemnitee, unless such settlement is without cost or liability to the Indemnitee. The Indemnitee will at its own expense cooperate with the Indemnitor in connection with any such claim in any way that the Indemnitor reasonably requests in connection with the defense or settlement of any such claim. The Indemnitee shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense at Indemnitee's cost; provided however, that (i) if the Indemnitor does not assume the defense of or diligently pursue any such claim or proceeding, or (ii) if the Indemnitee reasonably determines (x) that there may be a conflict between the positions of the Indemnitor and Indemnitee in defending such claim or action, or (y) that there may be legal defenses available to Indemnitee different from or in addition to those available to Indemnitor, than separate counsel for Indemnitee shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and Indemnitor shall be liable for reasonable legal and other expenses incurred by Indemnitee in connection with such defense.

9.4  Survival of Representations and Warranties.  The representations and
     ------------------------------------------
warranties of the parties contained herein shall survive for a period of eighteen (18) months after the Initial Closing Date_(the "Survival Period"). The liabilities of the parties under their respective representations and warranties shall expire as of the expiration of the Survival Period, unless written notice setting forth in reasonable detail the claimed inaccuracy of any such representation or warranty shall be delivered pursuant to Article 9.3 to the party or parties against whom liability for the claimed inaccuracy is charged on or before the expiration of the Survival Period.

                           ARTICLE 10   Termination
                           ----------   -----------

10.1 Prior to Initial Closing.  This Agreement may be terminated at any time
     ------------------------
prior to the Initial Closing:

(a)  by mutual agreement of all of the parties;

(b) by Sellers, if the Initial Closing has not occurred on or before July 1, 1998, and Sellers have satisfied all condition to closing.

(c) by Buyers, if the Initial Closing has not occurred on or before July 1, 1998, and Buyers have satisfied all condition to closing (not including for this purpose, Article 7.1(c).

(d) by Sellers if there have been a material misrepresentation, breach of warranty or breach of covenant by Buyer under this Agreement and no Seller is in material default of it obligations hereunder; or

(e) by Buyer is there has been a material misrepresentation, breach of warranty, or breach of covenant by any Seller under this Agreement, and Buyer is not in material default of its obligations hereunder.

10.2  Notice of Termination.  The party giving notice of termination in
      ---------------------
accordance with Article 10.1(d) or Article 10.1(e) shall specify with particularity the basis for such termination, and give the other party an opportunity to cure. The termination shall be effective ten (10) business days after the giving of such notice, unless the default has been cured before such effective date.

10.3  Effect of Termination.
      ---------------------

(a) In the event of a termination of this Agreement pursuant to Article 10.1(a) or 10.1(b) or 10.1(c), this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party or their respective directors, officers, employees, agents or other representatives, except for the respective obligations of the parties under Articles 5.6, 10.3(c), and 11.11, which shall remain in full force and effect.

(b) In the event of termination of this Agreement pursuant to Article 10.1(d) or 10.1(e), all obligations of the parties hereunder shall terminate, except for the respective obligations of the parties under Articles 5.6, 10.3(c), and 11.11, which shall remain in full force and effect, and except that such termination shall be without prejudice to any right that the terminating party may have against the other party or any other Person under the terms of this Agreement, including but not limited to Article 9, or otherwise.

(c)  In the event of termination of this Agreement pursuant to Article 10.1(a),
Article 10.1(c) or Article 10.1(d), Sellers shall immediately repay the Buyer by wire transfer of immediately available funds, $300,000, the deposit paid by Buyer to PCTV Corp. prior to the date of this Agreement. In the event of a termination of this Agreement pursuant to Article 10.1(b) or Article 10.1(d), Sellers shall be entitled to keep all deposits paid to the Sellers.

10.4  Termination Prior to Final Additional Closing.  The Agreement may be
      ---------------------------------------------
terminated (a) by the Buyer with respect to the Assets not transferred to Buyer if title to the Assets has not been transferred to the Buyer in accordance herewith by the Final Closing Date and the Buyer has not delayed the Additional Closing, and (b) by the Sellers with respect to the Assets not transferred to Buyer if title to the Assets has not been transferred to the Buyer by the date that is three months after the Final Closing Date and the Sellers have not delayed the Additional Closing. Termination of this Agreement pursuant to this
Article 10.4 shall not in any way limit or impair any right of remedy available to either party under this Agreement, under law, at equity or otherwise.

                             ARTICLE 11   General
                             ----------   -------

11.1  Assignment.  Neither Sellers, on the one hand, nor Buyer on the other, may
      ----------
assign its rights
and obligations under this Agreement to any third party without the express written consent of the other party, which consent may be withheld in the sole discretion of the other party.

11.2  Parties in Interest.   All of the terms and provisions of this Agreement
      -------------------
shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

11.3  Time of Essence.   Time is of the essence in each and every provision in
      ---------------
this Agreement.

11.4  Severability.   Any provision of this Agreement that is invalid or
      ------------
unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provision of this Agreement in any other jurisdiction.

11.5  Amendment.   Except as otherwise provided herein, Buyer and Sellers may
      ---------
amend, modify or supplement this Agreement at any time, but only in writing duly executed by the parties.

11.6  Entire Understanding.   The terms set forth in this Agreement including
      --------------------
its Schedules and Exhibits are intended by the parties as a final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, or any prior or contemporaneous oral agreement among the parties with respect to the subject matter hereof, including, without limitation, the Letter of Intent dated November 24, 1997 between PCTV Corp. and Buyer, and as amended. The Schedules and Exhibits attached to this Agreement are incorporated herein by this reference and made a part of this Agreement.

11.7  Counterparts.   This Agreement may be executed simultaneously in any
      ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.8 Applicable Law.   This Agreement shall be governed by and construed and
     --------------
enforced in accordance with the laws (but not the laws of choice of law) of the State of Illinois.

11.9  Notices.   Any notice or demand desired or required to be given hereunder
      -------
shall be in writing and deemed given when personally delivered, sent by telecopier, overnight courier or deposited in the mail, postage prepaid, sent certified or registered, return receipt requested, and addressed as set forth below or to such other address as either party shall have previously designated by such a notice. Any notice so delivered personally shall be deemed to be received on the date of delivery; any notice so delivered by telecopy shall be deemed to be received upon confirmation of transmission by telecopy; any notice so sent by overnight courier shall be deemed to be received one Business Day after the date sent; and any notice so mailed shall be deemed to be received on the date stamped on the receipt.

If to Buyer:   OnePoint Communications-Illinois, LLC
               c/o The VenCom Group, Inc.
               2201 Waukegan Road, Suite E-200
               Bannockburn, Illinois 60015
               Attention: General Counsel
               Telephone: (847) 374-7000
               Telecopier (847) 374-1070

If to Sellers: People's Choice TV Corp.
               2 Corporate Drive
               Suite 249
               Shelton, Connecticut 06484
               Attention:  General Counsel
               Telephone:  (203) 929-2800
               Telecopier: (203) 929-1454

11.10  Further Acts.   If, at any time before, on or after any Closing Date, any
       ------------
further action by any party is necessary or desirable to carry out the purposes of this Agreement, at the reasonable request of any other party, such party shall take or cause to be taken all such necessary or desirable action and execute, deliver and file or cause to be executed, delivered and filed all necessary or desirable documentation.

11.11  Expenses.
       --------

(a) Each party shall each bear its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement (including, but not limited to, any attorneys', accountants', brokers', finders' and investment bankers' fees), whether or not the Closing occurs.

(b) Any sales, transfer or use tax assessed or imposed in connection with the transfer of the Assets hereunder shall be borne equally by the Buyer and the Sellers.

11.12  Attorneys' Fees.   If any action or proceeding is commenced between the
       ---------------
parties with respect to this Agreement, the prevailing party shall be entitled to all fees and expenses incurred by it in connection with such action or proceeding, including reasonable attorneys' fees.

11.13  Judicial Proceeding.   Each party consents to the exclusive jurisdiction
       -------------------
over it of the courts of the State of Illinois and of the United States District Courts sitting in Chicago, Illinois for the purpose of any action, claim or cause of action arising our of or based upon this Agreement or relating to the subject matter hereof and agrees that personal service of process may be made by registered or certified mail pursuant to the provisions of Article 11.9. Each party to this Agreement hereby (i) waives, to the extent not prohibited by applicable law, and agrees not to assert, any claim that it is not subject personally to the jurisdiction of the above-named courts, any action brought in any such court is improper or that this Agreement or the subject matter may not be enforced in or by any such court, and (ii) agrees not to commence or maintain any action, claim or cause of action arising out of or based upon this Agreement or relating to the subject matter other than before on the above-named courts nor make any motion or take any other action seeking to cause the transfer or removal of any such action, claim or cause of action to any court other than one of the above-named courts.

11.14  Cumulative Remedies.  Except for the limitations on indemnification under
       -------------------
this Agreement as expressly set forth in Article 9, none of the rights, powers or remedies conferred upon any party hereto shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every right, power, or remedy, whether conferred hereby or now or hereafter available at law, in equity, by statute or otherwise.

11.15 No Publicity.  No party shall make any public statement or announcement
      ------------
with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed, except as to the extent that such party shall be obligated by law, in which case the other parties shall be so advised and the parties shall use their best efforts to cause a mutually agreeable statement or announcement to be issued. Notwithstanding the above, the parties shall agree to a form of press release to be used immediately after the execution of this Agreement and PCTV Corp. shall have the right to file this Agreement as part of its SEC and NASDAQ reporting and disclosure obligations.



                      [SIGNATURE PAGE FOLLOWS THIS PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date and year first written above.



PEOPLE'S CHOICE TV CORP.                       ONEPOINT COMMUNICATIONS-
                                                    ILLINOIS, LLC

By ____________________________                By _____________________________
Its  __________________________                Its  ___________________________


PREFERRED ENTERTAINMENT, INC.

By: ___________________________
Its: __________________________


OnePoint Communications Corp. hereby guarantees the performance by OnePoint Communications-Illinois, LLC of all of the obligations of OnePoint Communications-Illinois, LLC under this Agreement and the Related Agreements to which OnePoint Communications-Illinois, LLC is a party.

ONEPOINT COMMUNICATIONS CORP.

By: ___________________________
Its:___________________________

                                 Schedule 2.1

                              Assumed Liabilities


All obligations of Sellers under the Contracts and Permits (not including repayment of Customer Deposits and Advance Subscriber Payments dealt with in clause (3)) assigned to Buyer to be performed or satisfied after the Closing Date on which such Contract or Permit is assigned to Buyer in accordance with this Agreement.

All obligations arising out of Buyer's ownership, operation, use or occupancy of any Assets after the Closing Date on which such Asset is assigned to Buyer in accordance with this Agreement.

The repayment of all Customer Deposits and performance of services related to Advance Subscriber Payments with respect to Subscriber Contracts assigned to Buyer in accordance with this Agreement.

                                 Schedule 2.5

                                Tax Allocation

[To be determined prior to Initial Closing]

                                 Schedule 2.6

                               Escrow Agreement
                              Application Amounts

================================================================================
#              Property                Bill           Units          Application
                                       Type                            Amount
================================================================================
--------------------------------------------------------------------------------
 1               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 2               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 3               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 4               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 5               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 6               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 7               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 8               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
 9               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
10               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
11               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
12               ***                    Bulk           ***               ***
--------------------------------------------------------------------------------
13               ***                    Bulk           ***               ***
--------------------------------------------------------------------------------
14               ***                    Bulk           ***               ***
--------------------------------------------------------------------------------
15               ***                    Bulk           ***               ***
--------------------------------------------------------------------------------
16               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
17               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
18               ***                    Bulk           ***               ***
--------------------------------------------------------------------------------
19               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------
20               ***                    Opt.           ***               ***
--------------------------------------------------------------------------------

================================================================================
20                         Total                       ***               ***
================================================================================

                                 Schedule 3.4

                               Required Consents

                                      ***

                                      ***

                                      ***

                                 Schedule 3.5

                                Non-Compliance


1. *** an AML Property in Chicago, receives its signal feed directly from a leased Ameritech fiber cable from the Sears Tower, which may be a violation of the FCC rules concerning the crossing of public rights of way without a cable franchise.

2. PEI activated its signal for the microwave paths listed as AML Applications prior to filing FCC applications for the paths. Activation of a signal prior to filing an application may constitute a violation of FCC rules and regulations. The Sellers have disclosed these violations to the FCC and the FCC has taken no action with regards to these AML Applications.

                                 Schedule 3.7

                               Title Exceptions

1. Credit Facility between PEI and the Meritor Bank dated February 17, 1994 in an amount not to exceed Twenty Million Dollars ($ 20,000,000.00). The collateral for the Credit Facility consists of all PEI's assets of any kind or nature related to the wireless cable business in Chicago.

Schedule 3.8A

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                 Schedule 3.8B

                                   Contracts

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                      ***

                                 Schedule 3.8C

                        Defaults and Other Disclosures

The owner/manager of *** receives its signal from an adjacent property through a cable connected to reception equipment at the adjacent property. PEI has no contractual rights with the adjacent property owners to allow the reception equipment to remain on the adjacent property.

The owner/manager of *** gave notice of service default under the Right of Entry
  Agreement for that Property on January 29, 1998. PEI has cured the default.

The owner/manager of *** gave notice on January 29, 1998 that it was canceling the Right of Entry Agreement for that Property effective in 30 days. The agreement is currently month to month and PEI has proposed to the owner/manager a new agreement to provide services to the Property.

The owner/manager of *** gave notice that it intended to seek new provider if service was not improved. PEI has cured the default.

The owner/manager of *** notified PEI of poor service. PEI has cured the default.

                                 Schedule 3.9A

                               Excluded Licenses

All MMDS, MDS and ITFS Licenses and BTA License that are controlled by People's
  Choice TV Corp., its subsidiaries and Alda Wireless Holdings, Inc.

All MMDS, MDS and ITFS Licensees with whom PCTV Corp. and its subsidiaries have entered into lease or license agreements to utilize frequencies.

WNTT 480, licensed to Specchio Developers, Ltd. (Milwaukee Avenue to Sears
Tower).

WNTU 820, licensed to Specchio Developers, Ltd. (Sears Tower to 50 E. Bellevue and 10 East Ontario (colinear)).

WPJA 878, licensed to PEI (Sears Tower to 525 S. Dearborn, 600 S. Dearborn, 850
  N. State, and 200 N. Dearborn).

WNTT 479, licensed to Specchio Developers, Ltd. (50 East Bellvue to Sears
  Tower).

WNTX 520, licensed to Specchio Developers, Ltd. (10 E. Ontario to 400 Ohio and
  535 N. Michigan).

WLU 616, licensed to Evans Microwave, Inc. (895 Milwaukee Ave. to Sears Tower).

WLA 866, licensed to Specchio Developers Ltd. (New Trier Campus to Sears Tower).

WLW 435, licensed to Specchio Developers Ltd. (New Trier Campus to Sears Tower).

WMP 211, licensed to Specchio Developers Ltd. (New Trier Campus to Sears Tower and Hancock Building).

AML Licenses controlled by various ITFS Licensees in the Chicago area with whom Sellers have contractual relationships.

-------------------------------------------------------------------------------
     Conditional        6807 Sheridan            42-00-21.O N     87-39-38.O W
-------------------------------------------------------------------------------

                                 Schedule 3.9B

             AML Licenses (including Conditional Licenses and STAs)

                                      ***

                                      ***

                              Schedule 3.9B Codes
                              -------------------


MMDS:     Property Currently Served by MMDS.
----

LOST:     Property no longer served by PEI.
----

NSP:      Property Never Served by PEI.
---

DHS:      Property Served by Different Hub Site or Sears Tower.
---

HL:       Property Served by Hard Line from Adjacent Property.
--

MSP:      Property Might be Served in Future.
---

AP:       AML Equipment Located at Adjacent Property.
--

STA:      Special Temporary Authority Which Has Been Filed.
---

K:        Keep Authorization.
-

TI:       Authorization to be Turned In.
--

                                 Schedule 3.9C

                                AML Applications

                                      ***

                                 Schedule 3.10

                                   Equipment

DATE OF INVENTORY: 6/2/98
----------------------------------------------------------------------------------------------------------------------------------

                     AML/MDU EQUIPMENT AT MILWAUKEE/SEARS
----------------------------------------------------------------------------------------------------------------------------------
 PART      ITEM                   NEW      ABOVE     BELOW     TOTAL           REPLACEMENT             TOTAL
   #     DESCRIPTION              UNUSED   AVERAGE   AVERAGE   QUANTITY           COST               REPLACEMENT
                                           QUANTITY  QUANTITY  QUANTITY                                                COST
----------------------------------------------------------------------------------------------------------------------------------
                    AML EQUIPMENT AT SEARS TOWER HEAD-END:
----------------------------------------------------------------------------------------------------------------------------------
 00015   TRANSMITTER,AML,HOT                            1          1              $39,500.00          $  39,500.00
----------------------------------------------------------------------------------------------------------------------------------

 00013   TRANSMITTER,AML,LOT                            1          1              $16,000.00          $  16,000.00
----------------------------------------------------------------------------------------------------------------------------------

 00025   MOUNTING BRACKETS                              2          2              $   290.00          $     580.00
----------------------------------------------------------------------------------------------------------------------------------

 00017   2' DISH W/MAST MOUNT                           4          4              $   840.00          $   3,360.00
----------------------------------------------------------------------------------------------------------------------------------

 00018   4' DISH W/MAST MOUNT                           1          1              $ 1,050.00          $   1,050.00
----------------------------------------------------------------------------------------------------------------------------------

 00023   WAVEGUIDE (FT)                                 3          3              $     7.73          $      23.19
----------------------------------------------------------------------------------------------------------------------------------

  NO#    WAVEGUIDE CONNECTORS                           6          6              $     3.00          $      18.00
----------------------------------------------------------------------------------------------------------------------------------

  NO#    MAGIC T POWER DIVIDERS                         2          2              $   250.50          $     501.00
----------------------------------------------------------------------------------------------------------------------------------

  NO#    POWER COUPLER, 6Db                             1          1                 Unknown               Unknown
----------------------------------------------------------------------------------------------------------------------------------

  NO#    WAVEGUIDE EXTENSIONS, 2"x3"                    2          2                 Unknown               Unknown
----------------------------------------------------------------------------------------------------------------------------------

  NO#    SUPERFLEX WAVEGUIDE                            2          2              $   297.50          $     595.00
----------------------------------------------------------------------------------------------------------------------------------
 00026   GALVANIZED PIPE MASTS                          2          2              $     6.10          $      12.20
----------------------------------------------------------------------------------------------------------------------------------

 91250   POWER SUPPLY 9a, 60v                           2          2              $   273.00          $     546.00
----------------------------------------------------------------------------------------------------------------------------------

  NO#    LINE POWER INSERTERS                           2          2                 Unknown               Unknown
----------------------------------------------------------------------------------------------------------------------------------

  NO#    S.A. 6250 IRC DEMODULATORS                    10         10              $ 1,800.00          $  18,000.00
----------------------------------------------------------------------------------------------------------------------------------
                                                                                SUB-TOTAL SEARS:      $  80,185.39
                                                                  ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                   AML EQUIPMENT AT MILWAUKEE AVE. DOWNLINK/UPLINK FACILITY:
----------------------------------------------------------------------------------------------------------------------------------
  NO#    INTEGRATED/RECEIVER DESCRAMBLERS SA 9660      4                   4      $ 2,000.00          $   8,000.00
----------------------------------------------------------------------------------------------------------------------------------

  NO#    GI DIGITAL DESCRAMBLER DSR 1500               1                   4      $ 1,900.00          $   7,600.00
----------------------------------------------------------------------------------------------------------------------------------

  NO#    NEXUS VM2000 IRC DEMODULATORS                 2                  18      $ 1,500.00          $  27,000.00
----------------------------------------------------------------------------------------------------------------------------------
                                                                                SUB-TOTAL MILWAUKEE:  $  42,600.00
                                                                          --------------------------------------------------------

                                                                          --------------------------------------------------------
                                                                               TOTAL SEARS/MILWAUKEE: $ 122,785.39
                                                                          --------------------------------------------------------

                                 Schedule 3.11

     Accounts Receivable, Customer Deposits and Advance Subscriber Payments


Accounts Receivable (from oldest due date)
-------------------

0-30 days            $216,139.01
31-60 days           $100,763.99
61-90 days           $ 39,290.17
91 days and older    $  4,161.02

Total                $360,354.19

Customer Deposits    $156,571.05
-----------------

Advance Subscriber   $324,361.00
------------------
Payments
---------


Schedule 3.11 shall be updated three business days prior to Closing.

                                Schedule 3.13A


Number of Basic Subscribers as of December 31, 1997:

          Basic Subscribers:    12,829
          Individual:             8350
          Bulk:                   4479

Average Basic Subscriber Rate charged to Subscribers During the Period:

          $23.24

                                Schedule 3.13B

                             Financial Statements

                        One Year Period Ending 12.31.97

                                Schedule 3.13C

                       Three Month Period Ending 3.31.98

                                 Schedule 3.14

                                  Litigation

Agreed Permanent Injunction between Communications & Cable of Chicago, Inc. and
  H.A. Langer & Associates and PEI dated May 12, 1997.

Agreed Permanent Injunction between Communications & Cable of Chicago, Inc. and
  Stephen Murphy and PEI dated May 14, 1997.

Agreed Permanent Injunction between Communications & Cable of Chicago, Inc. and
  Murdoch, Coll & Lillibridge and PEI dated May 14, 1997.

Settlement Agreement and Releases between Communications & Cable of Chicago,
  Inc. and LaSalle Telecommunications, Inc. and PEI, H.A. Langer & Associates, Stephen Murphy and Murdoch, Coll & Lillibridge dated May, 1997.

Request for information by the Chicago Cable Commission concerning PEI's operations in the multi-unit property market in Chicago, including letters dated October 24, 1997 and March, 1998 (referred to in this Agreement as the "Chicago Cable Commission Inquiry").

Local 134, International Brotherhood of Electrical Workers, AFL-CIO v. Arc
  Communications Services, Inc. and People's Choice TV, dated January 3, 1998.

                                 Schedule 3.18

                                    Permits

Consent to Retransmit Station WYCC, Channel 20, by letter dated December 8,
  1995.

Consent to Retransmit Station WGBO, Channel 66, by undated letter.

PBS Channel 11 has given the Sellers verbal assurance that it may retransmit the Channel.

                                 Schedule 3.19

                          MMDS, AML and SMATV Signals


AML Properties
--------------

WBBM (CBS 2)        WFBT (23)
WMAQ (NBC 5)        WCIU (26)
WLS (ABC 7)         WFLD (FOX 32)
WB (WGN 9)          WPWR (UPN 50)
WTTW (PBS 11)       WGBO (66)
WYCC (20)

PREVUE              ESPN 2
FAMILY CHANNEL      TNN
CNN                 WTBS
CNBC                MTV
CNN HEADLINE NEWS   A & E
CSPAN 1             BET
CSPAN 2             VH 1
WEATHER CHANNEL     NICKELODEON
ROMANCE CLASSICS    LIFETIME
TBS                 EWTN
USA                 HISTORY
AMC                 TLC
BRAVO               DISCOVERY
TNT                 TRAVEL
FOX SPORTS          COMEDY CENTRAL
ESPN                QVC
HBO                 STARZ!
HBO 2               STARZ! 2
CINEMAX             DISNEY
ACTION              SPICE
REQUEST 1           PLAYBOY
REQUEST 2           ENCORE

The following AML Properties  also carry Request 3, Request 4, and Request 5:

      ***                 ***                    ***
      ***                 ***                    ***
      ***                 ***                    ***
      ***                 ***                    ***
      ***

MMDS Properties:
----------------

WBBM (CBS 2)                    WFLD (FOX 32)
WMAQ (NBC 5)                    WPWR (UPN 50)
WLS (ABC 7)                     WGBO (66)
WB (WGN 9)                      WYCC (20)
WTTW (PBS 11)

FAMILY CHANNEL (pt)             FOX SPORTS
CNN                             FOX SPORTS PLUS (pt)
PREVUE GUIDE (pt)               ESPN
CNBC                            ESPN 2
WEATHER CHANNEL (pt)            MTV
WTBS                            TNN (pt)
USA                             NICKELODEON
DISCOVERY                       AMC
TNT                             A & E
LIFETIME (pt)                   BET
EWTN
(pt: part time channels)

HBO                             STARZ!
HBO 2                           STARZ! 2
                                ENCORE

REQUEST                         SPICE

SMATV/MMDS:
-----------

In addition to the MMDS lineup the following Properties also carry the Russian Channel as a premium service:

     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***
     ***


In addition to the MMDS line-up, *** carries VH-1, CNN Headline, CSPAN 1, CSPAN 2, Travel, Comedy Central.

In addition to the MMDS line-up, *** carries:

E!                 CSPAN 1
CINEMAX            CSPAN 2
DISNEY             HEADLINE NEWS
HISTORY CHANNEL    VH 1
BRAVO              COMEDY CENTRAL
COURT TV           TLC
TRAVEL CHANNEL


In addition to the MMDS line-up, the following Properties carry Disney as a premium service:

     ***
     ***
     ***


*** carries the MMDS line-up and C-Span.

                                 Schedule 3.23

                            Right of Way Crossings

*** an AML Property in Chicago, receives its signal feed directly from a leased Ameritech fiber cable from the Sears Tower, which may be a violation of the FCC rules concerning the crossing of public right of way without a cable franchise.

                                 Schedule 3.24

                       Officers and Directors of Sellers

People's Choice TV Corp.
------------------------

Directors
---------

     Matthew Oristano
     Victor Oristano
     Anthony Grillo
     James Mossman
     Terry Lee Scott


Officers
--------

     Matthew Oristano         Chairman and Chief Executive Officer
     Victor Oristano          Vice Chairman
     Todd A. Rowley           Senior Vice President, Market Development
     Charles F. Schwartz      Senior Vice President, Chief of Staff, Chief
                              Financial Officer
     Peter Lynch              Senior Vice President, Chief Operating Officer
     Robert Young             Senior Vice President
     Donald E. Olander        Vice President, General Counsel, Secretary
     Michael Denny            Vice President, Engineering
     Smith Murrin             Vice President, Market Development
     Michael Whalen           Vice President, Finance and Acquisitions
     Donald Kent              Vice President, Programming
     Ronald Dunagan           Vice President, Internet Marketing
     Sunil Kripalani          Vice President, Information Systems
     James Yard               Vice President, New Technology
     John Crowley             Vice President, Internet Product
     Lynne Stewart            Controller
     Andrew Zehner            Assistant Secretary

Preferred Entertainment, Inc.
------------------------------

Director
--------

     Matthew Oristano

Officers
--------

     Matthew Oristano         Chairman and Chief Executive Officer
     Todd A. Rowley           Senior Vice President
     Charles F. Schwartz      Senior Vice President
     Donald E. Olander        Vice President, Secretary
     Andrew Zehner            Assistant Secretary

                                 Schedule 3.27

                                   Inventory

DATE OF INVENTORY : 6/2/98

-----------------------------------------------------------------------------------------------------------------------------------
                                             AML/MDU INVENTORY AT PREFERRED WAREHOUSE
-----------------------------------------------------------------------------------------------------------------------------------
   PART           ITEM                                     NEW       ABOVE       BELOW     TOTAL       REPLACEMENT         TOTAL
    #          DESCRIPTION                                UNUSED    AVERAGE     AVERAGE   QUANTITY         COST         REPLACEMENT
                                                         QUANTITY  QUANTITY     QUANTITY                                    COST
-----------------------------------------------------------------------------------------------------------------------------------
   0001   TRANSMITTER,AML,HOT                                           1                      1      $39,500.00      $39,500.00
-----------------------------------------------------------------------------------------------------------------------------------
   0001   ANTENNA,2',AML                                      3                                3         $550.00       $1,650.00
-----------------------------------------------------------------------------------------------------------------------------------
   0001   ANTENNA,4',AML                                                1                      1       $1,050.00       $1,050.00
-----------------------------------------------------------------------------------------------------------------------------------
   0002   WAVEGUIDE,ELIPTICAL                               150       225                    375           $7.73       $2,898.75
-----------------------------------------------------------------------------------------------------------------------------------
   0002   MOUNT,ANTENNA,3X3X1/4                               9                                9         $380.00       $3,420.00
-----------------------------------------------------------------------------------------------------------------------------------
   0002   MOUNT,ANTENNA,2X2X1/4                               9                                9         $290.00       $2,610.00
-----------------------------------------------------------------------------------------------------------------------------------
   0002   CONDUIT,GALVANIZED,4"                              32                               32           $6.10         $195.20
-----------------------------------------------------------------------------------------------------------------------------------
   0002   STOCK,THREADED,AML                                 10       169                    179           $1.75         $313.25
-----------------------------------------------------------------------------------------------------------------------------------
   0003   KIT,FLANGE,AML                                      2         1                      3          $50.40         $151.20
-----------------------------------------------------------------------------------------------------------------------------------
   0003   KIT,HANGER,HARDWARE                                10         1                     11          $21.70         $238.70
-----------------------------------------------------------------------------------------------------------------------------------
   0003   DEHYDRATOR,AML,STATIC DESICATING                   16                               16          $46.50         $744.00
-----------------------------------------------------------------------------------------------------------------------------------
   0003   REFILL,SILCA,GEL,COLOR INDICATING                   2                                2          $22.50          $45.00
-----------------------------------------------------------------------------------------------------------------------------------
   0004   RECEIVER,AML,COR 18511                                        4                      4      $10,323.00      $41,292.00
-----------------------------------------------------------------------------------------------------------------------------------
   0004   RECEIVER,AML,COR 18512 WITH AGC                               5                      5      $10,970.50      $54,852.50
-----------------------------------------------------------------------------------------------------------------------------------
   0004   WAVEGUIDE,FLEXTWIST                                 4         1                      5         $297.50       $1,487.50
-----------------------------------------------------------------------------------------------------------------------------------
   0004   ANTENNA,2' H.P. AML                                 1                                1         $651.00         $651.00
-----------------------------------------------------------------------------------------------------------------------------------
   ****   All AML inventory will change after three upcoming                                        SUBTOTAL AML     $151,099.10
          conversions are completed.                                                                  INVENTORY:
-----------------------------------------------------------------------------------------------------------------------------------
   0100   GBPH MODULE CH-8                                              9                      9          $29.99         $269.91
-----------------------------------------------------------------------------------------------------------------------------------
   0101   GBPH MODULE CH-10                                             6                      6          $29.99         $179.94
-----------------------------------------------------------------------------------------------------------------------------------
   0101   GBPH MODULE CH-12                                             6                      6          $29.99         $179.94
-----------------------------------------------------------------------------------------------------------------------------------
   0110   GLBS AGC AMP,MODULE CH-4                                      7                      7          $62.12         $434.84
-----------------------------------------------------------------------------------------------------------------------------------
   0110   GLBS AGC AMP,MODULE CH-5                                      2                      2          $62.12         $124.24
-----------------------------------------------------------------------------------------------------------------------------------
   0110   GLBS AGC AMP,MODULE CH-7                                      4                      4          $62.12         $248.48
-----------------------------------------------------------------------------------------------------------------------------------
   0110   GLBS AGC AMP,MODULE CH-9                                      4                      4          $62.12         $248.48
-----------------------------------------------------------------------------------------------------------------------------------
   0111   GLBS AGC AMP,MODULE CH-11                                     8                      8          $62.12         $496.96
-----------------------------------------------------------------------------------------------------------------------------------
   0111   GLBS AGC AMP,MODULE CH-13                                     5                      5          $62.12         $310.60
-----------------------------------------------------------------------------------------------------------------------------------
   0150   COMBINER, CH. 12, PICO                             10        43                     53          $42.65       $2,260.45
-----------------------------------------------------------------------------------------------------------------------------------
   0151   COMBINER, CH. 16, PICO                              1                                1         $139.20         $139.20
-----------------------------------------------------------------------------------------------------------------------------------
   0211   CONVERTER, UHF/VHF 20-3, XUV                                  1           0          1         $136.38         $136.38
-----------------------------------------------------------------------------------------------------------------------------------
   0212   CONVERTER, UHF/VHF 26-6, XUV                                  3           0          3         $136.38         $409.14
-----------------------------------------------------------------------------------------------------------------------------------
   0213   CONVERTER, UHF/VHF 32-12, XUV                                 5           0          5         $136.38         $681.90
-----------------------------------------------------------------------------------------------------------------------------------
   0215   CONVERTER, UHF/VHF 50-10, XUV                                 3           0          3         $136.38         $409.14
-----------------------------------------------------------------------------------------------------------------------------------
   0216   CONVERTER, UHF/VHF 66-8, XUV                                  2           0          2         $136.38         $272.76
-----------------------------------------------------------------------------------------------------------------------------------
   0220   FILTER BAND PASS  CH 5                              7        13           0         20          $75.00       $1,500.00
-----------------------------------------------------------------------------------------------------------------------------------
   0220   FILTER, BANDPASS, CH. 7                                                   0          0          $75.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
   0220   FILTER, BANDPASS, CH.9                                                    0          0          $75.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
   0221   FILTER, BANDPASS, CH. 12                                                  0          0          $75.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
   0245   MODULATOR, AGILE HMA-500                                      7          18         25         $376.50       $9,412.50
-----------------------------------------------------------------------------------------------------------------------------------
   0245   DEMODULATOR, AGILE HDM-500                                    5          14         19         $186.25       $3,538.75
-----------------------------------------------------------------------------------------------------------------------------------
   0270   AMP, SINGLE CHANNEL, CH. 5                                   10           0         10         $125.80       $1,258.00
-----------------------------------------------------------------------------------------------------------------------------------
   0270   AMP, SINGLE CHANNEL, CH.6                                     1           0          1         $125.80         $125.80
-----------------------------------------------------------------------------------------------------------------------------------
   0271   AMP, SINGLE CHANNEL, CH.11                                                0          0         $125.80           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
   0271   AMP, SINGLE CHANNEL, CH. 12                                               0          0         $125.80           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
   0271   AMP, SINGLE CHANNEL, CH.13                                                0          0         $125.80           $0.00

-----------------------------------------------------------------------------------------------------------------------------------
   0300   GENERATOR, CHARACTER, TM-1                                             1         1               $575.00         $575.00
-----------------------------------------------------------------------------------------------------------------------------------
   0300   GENERATOR,CHARECTER,HI-PRF                                             0         0               $850.00           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
   0910   RACK, STEEL, 19" X 71"                                      71                  71                $78.13       $5,547.23
-----------------------------------------------------------------------------------------------------------------------------------
   3130   AMP, LINE, EQ 0.0                                 2                              2                 $0.28           $0.56
-----------------------------------------------------------------------------------------------------------------------------------
   3150   CABLE, P-3, 500 U.G.                            500                   40       540                 $0.28         $151.20
-----------------------------------------------------------------------------------------------------------------------------------
   3150   CABLE, JACKETED, P-3, .500                     1000        150                1150                 $0.34         $391.00
-----------------------------------------------------------------------------------------------------------------------------------
   3150   CABLE, P-3 500, MESSENGER                      2325                           2325                 $0.04          $93.00
-----------------------------------------------------------------------------------------------------------------------------------
   5120   CLIP, RUBBER COATED, 2-HOLE                    1638                           1638                 $0.38         $622.44
-----------------------------------------------------------------------------------------------------------------------------------
   5610   CLAMP, GROUND ROD, 5/8"                          21                             21                 $0.56          $11.76
-----------------------------------------------------------------------------------------------------------------------------------
   7010   PLATE, WALL, SINGLE, WHITE                     3500        188                3688                 $0.09         $331.92
-----------------------------------------------------------------------------------------------------------------------------------
   7208   SPLITTER, 8-WAY, APT.                             4                              4                 $2.49           $9.96
-----------------------------------------------------------------------------------------------------------------------------------
   7920   TRAP FM  95-108                                             40                  40                 $1.39          $55.60
-----------------------------------------------------------------------------------------------------------------------------------
   7921   TRAP, CH. 7-13 (HIGHBAND)                                   84                  84                 $7.48         $628.32
-----------------------------------------------------------------------------------------------------------------------------------
   7922   TRAP, CH. 2-6 (LOWBAND)                                    188                 188                 $7.48       $1,406.24
-----------------------------------------------------------------------------------------------------------------------------------
   7923   TRAP, CH. J-W (SUPERBAND)                                  163                 163                 $7.48       $1,219.24
-----------------------------------------------------------------------------------------------------------------------------------
   7924   TRAP, POSITIVE,G                                            14                  14                 $4.55          $63.70
-----------------------------------------------------------------------------------------------------------------------------------
   9100   AMP, 30DB GAIN, F-TYPE, 115V, 450MHZ                         0       117       117               $109.19      $12,775.23
-----------------------------------------------------------------------------------------------------------------------------------
   9100   AMP, HSE, 10DB GAIN, 115 VAC                                 7                   7                 $9.49          $66.43
-----------------------------------------------------------------------------------------------------------------------------------
   9110   AMP, DISTRIBUTION HOUSING                                    3                   3               $170.91         $512.73
-----------------------------------------------------------------------------------------------------------------------------------
   9111   AMP, L.E. HOUSING                                            3                   3                $46.10         $138.30
-----------------------------------------------------------------------------------------------------------------------------------
   9121   AMP, POWER SUPPLY, DIST.                                     5                   5                $60.58         $302.90
-----------------------------------------------------------------------------------------------------------------------------------
   9125   POWER SUPPLY, 9A 60V                                         1         0         1               $273.00         $273.00
-----------------------------------------------------------------------------------------------------------------------------------
   9130   AMP, LINE, EQ 0.0                                 2                              2                $17.28          $34.56
-----------------------------------------------------------------------------------------------------------------------------------
   9131   AMP, LINE, EQ 13.5                                2                              2                $17.28          $34.56
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 0                                  4                              4                 $4.25          $17.00
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 1                                  6                              6                 $4.25          $25.50
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 2                                  2                              2                 $4.25           $8.50
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 3                                  4                              4                 $4.25          $17.00
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 4                                  3                              3                 $4.25          $12.75
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 5                                  2                              2                 $4.25           $8.50
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 6                                  5                              5                 $4.25          $21.25
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 7                                  1                              1                 $4.25           $4.25
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 8                                  4                              4                 $4.25          $17.00
-----------------------------------------------------------------------------------------------------------------------------------
   9150   AMP, LINE, PAD 9                                  3                              3                 $4.25          $12.75
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 10                                 6                              6                 $4.25          $25.50
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 11                                 4                              4                 $4.25          $17.00
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 12                                 5                              5                 $4.25          $21.25
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 13                                 7                              7                 $4.25          $29.75
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 14                                 7                              7                 $4.25          $29.75
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 15                                 5                              5                 $4.25          $21.25
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 16                                 5                              5                 $4.25          $21.25
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 17                                 5                              5                 $4.25          $21.25
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 18                                 9                              9                 $4.25          $38.25
-----------------------------------------------------------------------------------------------------------------------------------
   9151   AMP, LINE, PAD 19                                 6                              6                 $4.25          $25.50
-----------------------------------------------------------------------------------------------------------------------------------
   9160   INSERTER, POWER                                              1                   1                $18.85          $18.85
-----------------------------------------------------------------------------------------------------------------------------------
   9190   AMP, 2-WAY SPLITTER, DIST.                                   4                   4                $10.50          $42.00
-----------------------------------------------------------------------------------------------------------------------------------
   9191   AMP, RF FLOW JUMPER, DIST.                                   9                   9                 $7.94          $71.46
-----------------------------------------------------------------------------------------------------------------------------------
   9195   COMPENSATOR, THERMAL                              1                              1                $26.78          $26.78
-----------------------------------------------------------------------------------------------------------------------------------
   9200   SPLITTER, 3-WAY, LINE                             3                              3                $23.85          $71.55
-----------------------------------------------------------------------------------------------------------------------------------
   9211   MULTI-PORT TAP D.C. 16                           16                             16                 $2.85          $45.60
-----------------------------------------------------------------------------------------------------------------------------------
   9220   TAP, LINE, 2-WAY, 4db                                        2                   2                 $7.95          $15.90
-----------------------------------------------------------------------------------------------------------------------------------
   9220   TAP, LINE, 2-WAY, 8db                                        1                   1                 $7.95           $7.95
-----------------------------------------------------------------------------------------------------------------------------------
   9221   TAP, LINE, 2-WAY, 11db                                       1                   1                 $7.95           $7.95
-----------------------------------------------------------------------------------------------------------------------------------
   9221   TAP, LINE, 2-WAY, 17db                                       3                   3                 $7.95          $23.85
-----------------------------------------------------------------------------------------------------------------------------------
   9222   TAP, LINE, 2-WAY, 20db                                       1                   1                 $7.95           $7.95
-----------------------------------------------------------------------------------------------------------------------------------
   9222   TAP, LINE, 2-WAY, 26db                                      26                  26                 $7.95         $206.70

---------------------------------------------------------------------------------------------------------------------------------
9222   TAP, LINE, 2-WAY, 29db                                         44                  44              $7.95         $349.80
---------------------------------------------------------------------------------------------------------------------------------
9241   TAP, LINE, 4-WAY, 11db                                          2                   2              $8.20          $16.40
---------------------------------------------------------------------------------------------------------------------------------
9241   TAP, LINE, 4-WAY, 14db                                          4                   4              $8.20          $32.80
---------------------------------------------------------------------------------------------------------------------------------
9241   TAP, LINE, 4-WAY, 17db                                          1                   1              $8.20           $8.20
---------------------------------------------------------------------------------------------------------------------------------
9242   TAP, LINE, 4-WAY, 23db                                          1                   1              $8.20           $8.20
---------------------------------------------------------------------------------------------------------------------------------
9242   TAP, LINE, 4-WAY, 26db                                          1                   1              $8.20           $8.20
---------------------------------------------------------------------------------------------------------------------------------
9281   TAP, LINE, 8-WAY, 11db                                          4                   4             $16.69          $66.76
---------------------------------------------------------------------------------------------------------------------------------
9281   TAP, LINE, 8-WAY, 14db                                          3                   3             $16.69          $50.07
---------------------------------------------------------------------------------------------------------------------------------
9282   TAP, LINE, 8-WAY, 20db                                         18                  18             $16.69         $300.42
---------------------------------------------------------------------------------------------------------------------------------
9282   TAP, LINE, 8-WAY, 23db                                         33                  33             $16.69         $550.77
---------------------------------------------------------------------------------------------------------------------------------
9282   TAP, LINE, 8-WAY, 26db                                         19                  19             $16.69         $317.11
---------------------------------------------------------------------------------------------------------------------------------
9282   TAP, LINE, 8-WAY, 29db                                         16                  16             $16.69         $267.04
---------------------------------------------------------------------------------------------------------------------------------
9283   TAP, LINE, 8-WAY, 32bd                                          3                   3             $16.69          $50.07
---------------------------------------------------------------------------------------------------------------------------------
9420   CONDUIT, 2", PVC, COUPLER                                       2                   2              $0.44           $0.88
---------------------------------------------------------------------------------------------------------------------------------
9515   MOLDING, 1.25", FLAT CORNER                                    80                  80              $0.75          $60.00
---------------------------------------------------------------------------------------------------------------------------------
9515   MOLDING, 1.25", INSIDE CORNER                                                       0              $0.75           $0.00
---------------------------------------------------------------------------------------------------------------------------------
9515   MOLDING, 1.25", OUTSIDE CORNER                                122                 122              $0.75          $91.50
---------------------------------------------------------------------------------------------------------------------------------
9515   MOLDING, 1.25", TEE                                            91                  91              $1.35         $122.85
---------------------------------------------------------------------------------------------------------------------------------
9515   MOLDING, 1.25", SEAM COVER                                    181                 181              $0.47          $85.07
---------------------------------------------------------------------------------------------------------------------------------
9520   MOLDING, 2" X 2" X 8', BEIGE                248                                   248              $0.84         $208.32
---------------------------------------------------------------------------------------------------------------------------------
9520   MOLDING, 2" X 2", BEIGE, END                 54                                    54              $1.20          $64.80
---------------------------------------------------------------------------------------------------------------------------------
9520   MOLDING, 2" X 2", BEIGE, FLAT                48                                    48              $1.20          $57.60
       ELBOW
---------------------------------------------------------------------------------------------------------------------------------
9520   MOLDING, 2" X 2", BEIGE,                     47                                    47              $1.20          $56.40
       INSIDE ELBOW
---------------------------------------------------------------------------------------------------------------------------------
9525   MOLDING, 2.13", BRACKET                    1334                                  1334              $0.42         $560.28
---------------------------------------------------------------------------------------------------------------------------------
9525   MOLDING, 2.13", SEAM COVER                   15                                    15              $0.95          $14.25
---------------------------------------------------------------------------------------------------------------------------------
9595   MOLDING, ADAPTING CONNECTOR                                                         0              $1.65           $0.00
---------------------------------------------------------------------------------------------------------------------------------
9595   MOLDING, 2.13", TEE                          24                                    24              $2.80          $67.20
---------------------------------------------------------------------------------------------------------------------------------
9601   LOCKBOX, 12" X 18" X 8"                       5                                     5             $42.70         $213.50
---------------------------------------------------------------------------------------------------------------------------------
9602   LOCKBOX, 18" X 24" X 8"                      24                                    24             $56.20       $1,348.80
---------------------------------------------------------------------------------------------------------------------------------
9654   PEDESTAL, TV-40                               8                                     8             $10.90          $87.20
---------------------------------------------------------------------------------------------------------------------------------
9709   CONNECTOR, LINE 90                            5                                     5              $5.50          $27.50
---------------------------------------------------------------------------------------------------------------------------------
9720   CONNECTOR, HOUSING TO HOUSING                                 171                 171              $2.40         $410.40
---------------------------------------------------------------------------------------------------------------------------------
9721   CONNECTOR, HOUSING TO F                      20                41                  61              $1.62          $98.82
---------------------------------------------------------------------------------------------------------------------------------
9730   SPLICE, BLOCK, 1 1/2"                         5                                     5              $8.62          $43.10
---------------------------------------------------------------------------------------------------------------------------------
9740   COUPLER, D.C. 8                               2                                     2             $23.95          $47.90
---------------------------------------------------------------------------------------------------------------------------------
7412   COUPLER, D.C.12                               4                                     4             $23.95          $95.80
---------------------------------------------------------------------------------------------------------------------------------
9750   CONNECTOR, P-3, 500 PIN                      13                                    13              $2.95          $38.35
---------------------------------------------------------------------------------------------------------------------------------
9766   ADAPTER, RCA TO F                                            1684                1684              $0.39         $656.76
---------------------------------------------------------------------------------------------------------------------------------
9790   TERMINATOR, HOUSING                                             5                   5              $3.15          $15.75
---------------------------------------------------------------------------------------------------------------------------------
9900   TAG, DROP I.D.                                                884                 884              $0.10          $88.40
---------------------------------------------------------------------------------------------------------------------------------
9921   HEAT SHRINK, 1.5" X 12"                                         1                   1              $1.21           $1.21
---------------------------------------------------------------------------------------------------------------------------------
9922   HEAT SHRINK, 2" X 12"                                         896                 896              $2.47       $2,213.12
---------------------------------------------------------------------------------------------------------------------------------
9930   STRIP, MULTI-OUTLET SURGE                                      42                  42             $10.00         $420.00
       PROTECTOR
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 50-8, XUV                                    2                   2            $136.38         $272.76
---------------------------------------------------------------------------------------------------------------------------------
7922   TRAP, J-W                                                     284                 284              $7.48       $2,124.32
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 20-8, XUV                                    1                   1            $136.38         $136.38
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 66-12, XUV                                   1                   1            $136.38         $136.38
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 66-10, XUV                                   1                   1            $136.38         $136.38
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 22-4, XUV                                    6                   6            $136.38         $818.28
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 32-13, XUV                                   1                   1            $136.38         $136.38
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 26-3, XUV                                    2                   2            $136.38         $272.76
---------------------------------------------------------------------------------------------------------------------------------
NO#    CONVERTER, UHF/VHF 22-4, XUV                                              0         0            $136.38           $0.00
---------------------------------------------------------------------------------------------------------------------------------
NO#    PCM-55 AUDIO/VIDEO CH-13                                                  0         0            $125.82           $0.00
---------------------------------------------------------------------------------------------------------------------------------
NO#    ENDCODER,PICO,GENERATER                                                   1         1             $75.85          $75.85
---------------------------------------------------------------------------------------------------------------------------------
NO#    MODULATOR,AGILE,ISS 2610                                                  5         5            $376.50       $1,882.50
---------------------------------------------------------------------------------------------------------------------------------
NO#    STANDARD AGILE SAT REC 32CK                                     5        32        37            $270.50      $10,008.50
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NO#     STANDARD AGILE SAT REC 24CK                                            1         1            $265.50         $265.50
---------------------------------------------------------------------------------------------------------------------------------
NO#     ISS SAT.REC GL5000A                                                    1         1            $385.85         $385.85
---------------------------------------------------------------------------------------------------------------------------------
NO#     STANDARD AGILE SAT REC 40CK                                            4         4            $295.50       $1,182.00
---------------------------------------------------------------------------------------------------------------------------------
NO#     DRAKE,VM 2310 MODULATOR                                                1         1            $376.50         $376.50
---------------------------------------------------------------------------------------------------------------------------------
NO#     DRAKE,VM 2410 MODULATOR                                                1         1            $376.50         $376.50
---------------------------------------------------------------------------------------------------------------------------------
NO#     STANDARD AGILE VIDEOCIPHER 2                                12         3        15            $275.50       $4,132.50
---------------------------------------------------------------------------------------------------------------------------------
NO#     STANDARD AGILE VIDEOCIPHER PC                               12         4        16            $250.50       $4,008.00
BRDS
---------------------------------------------------------------------------------------------------------------------------------
MISC    MISCELLANEOUS  TO FOLLOW                                  2000                2000              $1.00       $2,000.00
        (ESTIMATE)
---------------------------------------------------------------------------------------------------------------------------------
Misc equipment will consist of  50 ohm connectors , cctv connectors, tee connectors geomax fuses etc.
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5kkvpc117                                               2                   2              $7.50          $15.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5kvo                                                    3                   3              $7.50          $22.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,6 nf ab                                                 9                   9              $7.50          $67.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-4                                                  22                  22              $5.00         $110.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-11                                                 10                  10              $5.00          $50.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-13                                                 16                  16              $5.00          $80.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-8                                                  31                  31              $5.00         $155.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,SKVD60/80                                               4                   4              $7.50          $30.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-12                                                 18                  18              $5.00          $90.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-9                                                  23                  23              $5.00         $115.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-10                                                 16                  16              $5.00          $80.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-7                                                  17                  17              $5.00          $85.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5SKVP-D                                                 1                   1              $7.50           $7.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-3                                                  21                  21              $5.00         $105.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-6                                                  46                  46              $5.00         $230.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,NF-I                                                   28                  28              $4.50         $126.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5KHP-216                                               22                  22              $7.50         $165.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-2                                                  25                  25              $5.00         $125.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5KV-QQ                                                 24                  24              $7.50         $180.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5KLP-311                                               58                  58              $7.50         $435.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5KHP-324                                               57                  57              $7.50         $427.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETN-5                                                  60                  60              $5.00         $300.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,5KLP-299                                               26                  26              $7.50         $195.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,6NF7-13                                                83                  83              $5.00         $415.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,POSITIVE-C                                            691                 691              $5.50       $3,800.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,POSITIVE-D                                            929                 929              $5.50       $5,109.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,POSITIVE-E                                            735                 735              $5.50       $4,042.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,POSITIVE-H                                            351                 351              $5.50       $1,930.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,POSITIVE-G                                             15                  15              $5.50          $82.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,POSITIVE-I                                             34                  34              $5.50         $187.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,CH-8                                                    1                   1              $5.50           $5.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,CH-10                                                   1                   1              $5.50           $5.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,CH-12                                                  11                  11              $5.50          $60.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,NF-2                                                    3                   3              $5.50          $16.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,NF-3                                                    3                   3              $5.50          $16.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,NF-4                                                    2                   2              $5.50          $11.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,NF-5                                                    2                   2              $5.50          $11.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,NF-11                                                   1                   1              $5.50           $5.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETD-B                                                   1                   1              $5.50           $5.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,ETD-A                                                   1                   1              $5.50           $5.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,MP-A                                                    2                   2              $5.50          $11.00
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,619-HB-324                                              1                   1              $7.50           $7.50
---------------------------------------------------------------------------------------------------------------------------------
no#     Trap,MN-F                                                    1                   1              $5.00           $5.00
---------------------------------------------------------------------------------------------------------------------------------
no#     GLBS AGC AMP,MODULE CH-2                                     3                   3             $62.12         $186.36
---------------------------------------------------------------------------------------------------------------------------------
no#     GLBS AGC AMP,MODULE CH-3                                     6                   6             $62.12         $372.72
---------------------------------------------------------------------------------------------------------------------------------
no#     GHBS AGC AMP,MODULE CH-8                                     7                   7             $62.12         $434.84
---------------------------------------------------------------------------------------------------------------------------------
no#     GHBS AGC AMP,MODULE CH-10                                    5                   5             $62.12         $310.60
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
no#     GHBS AGC AMP,MODULE CH-13                                    2                   2                  $62.12         $124.24
------------------------------------------------------------------------------------------------------------------------------------
no#     GHBS AGC AMP,MODULE CH-12                                    5                   5                  $62.12         $310.60
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPL MODULE CH-3                                             8                   8                  $29.99         $239.92
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPL MODULE CH-4                                             6                   6                  $29.99         $179.94
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPL MODULE CH-5                                             8                   8                  $29.99         $239.92
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPL MODULE CH-6                                             6                   6                  $29.99         $179.94
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPH MODULE CH-9                                             6                   6                  $29.99         $179.94
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPH MODULE CH-7                                             5                   5                  $29.99         $149.95
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPH MODULE CH-13                                            5                   5                  $29.99         $149.95
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPH MODULE CH-11                                            4                   4                  $29.99         $119.96
------------------------------------------------------------------------------------------------------------------------------------
no#     GBPL MODULE CH-2                                             2                   2                  $29.99          $59.98
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax,ch,conv 22-16                                         1                   1                  $27.00          $27.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax,ch,conv 32-12                                         3                   3                  $27.00          $81.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax,ch,conv 20-3                                          5                   5                  $27.00         $135.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax,ch,conv 22-4                                          4                   4                  $27.00         $108.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax,ch,conv 26-6                                          2                   2                  $27.00          $54.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax,ch,conv 50-10                                         5                   5                  $27.00         $135.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax,ch,conv 66-8                                          5                   5                  $27.00         $135.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax less than single ch modulator13                       1                   1                  $21.00          $21.00
------------------------------------------------------------------------------------------------------------------------------------
no#     Geomax less than single ch                                   1                   1                  $21.00          $21.00
        modulatorTYPE A 13
------------------------------------------------------------------------------------------------------------------------------------
9210    Tap,multi-port DC-8                              20                             20                   $2.85          $57.00
------------------------------------------------------------------------------------------------------------------------------------
9211    Tap,multi-port DC-12                             11                             11                   $2.85          $31.35
------------------------------------------------------------------------------------------------------------------------------------
9211    Tap,multi-port DC-16                             35                             35                   $2.85          $99.75
------------------------------------------------------------------------------------------------------------------------------------
9212    Tap,multi-port DC-20                             17                             17                   $2.85          $48.45
------------------------------------------------------------------------------------------------------------------------------------
9212    Tap,multi-port DC-24                             20                             20                   $2.85          $57.00
------------------------------------------------------------------------------------------------------------------------------------
9213    Tap,multi-port DC-30                              5                              5                   $2.85          $14.25
------------------------------------------------------------------------------------------------------------------------------------
9221    TAP, LINE, 2-WAY, 14db                                       3                   3                   $7.95          $23.85
------------------------------------------------------------------------------------------------------------------------------------
9240    TAP, LINE, 4-WAY, 8db                                        1                   1                   $8.20           $8.20
------------------------------------------------------------------------------------------------------------------------------------
9242    TAP, LINE, 4-WAY, 20db                                       3                   3                   $8.20          $24.60
------------------------------------------------------------------------------------------------------------------------------------
9242    TAP, LINE, 4-WAY, 29db                                       2                   2                   $8.20          $16.40
------------------------------------------------------------------------------------------------------------------------------------
9243    TAP, LINE, 4-WAY, 32db                                       2                   2                   $8.20          $16.40
------------------------------------------------------------------------------------------------------------------------------------
9281    TAP, LINE, 8-WAY, 17db                                       1                   1                  $16.69          $16.69
------------------------------------------------------------------------------------------------------------------------------------
no#     Tap,multi-port DC-6                              31                             31                   $2.85          $88.35
------------------------------------------------------------------------------------------------------------------------------------
no#     Tap,multi-port DC-9                              51                             51                   $2.85         $145.35
------------------------------------------------------------------------------------------------------------------------------------
no#     Tap,multi-port DC-27                             31                             31                   $2.85          $88.35
------------------------------------------------------------------------------------------------------------------------------------
9300    DCW-6                                            17                             17                   $0.80          $13.60
------------------------------------------------------------------------------------------------------------------------------------
9300    DCW-9                                             9                              9                   $0.80           $7.20
------------------------------------------------------------------------------------------------------------------------------------
9301    DCW-12                                           16                             16                   $0.80          $12.80
------------------------------------------------------------------------------------------------------------------------------------
9301    DCW-16                                            9                              9                   $0.80           $7.20
------------------------------------------------------------------------------------------------------------------------------------
9302    DCW-20                                           24                             24                   $0.80          $19.20
------------------------------------------------------------------------------------------------------------------------------------
9302    DCW-24                                          171                            171                   $0.80         $136.80
------------------------------------------------------------------------------------------------------------------------------------
9302    DCW-27                                          247                            247                   $0.80         $197.60
------------------------------------------------------------------------------------------------------------------------------------
9303    DCW-30                                          243                            243                   $0.80         $194.40
------------------------------------------------------------------------------------------------------------------------------------
0221    Filter,band-pass,ch-12                                       1                   1                  $75.00          $75.00
------------------------------------------------------------------------------------------------------------------------------------
9140    amp,line,eq,0.0db                                28                             28                  $17.28         $483.84
------------------------------------------------------------------------------------------------------------------------------------
9140    amp,line,eq,3db                                   6                              6                  $17.28         $103.68
------------------------------------------------------------------------------------------------------------------------------------
9140    amp,line,eq,7.5db                                 5                              5                  $17.28          $86.40
------------------------------------------------------------------------------------------------------------------------------------
9141    amp,line,eq,13.5db                                7                              7                  $17.28         $120.96
------------------------------------------------------------------------------------------------------------------------------------
9141    amp,line,eq,16.5db                                2                              2                  $17.28          $34.56
------------------------------------------------------------------------------------------------------------------------------------
0400    Camera. CCTV                                                 1                   1                 $147.00         $147.00
------------------------------------------------------------------------------------------------------------------------------------
0413    Camera,Mating ring                                           3                   3                   $6.00          $18.00
------------------------------------------------------------------------------------------------------------------------------------
1000    Antenna,off-air,channel 2                                    2                   2                  $13.81          $27.62
------------------------------------------------------------------------------------------------------------------------------------
1000    Antenna,off-air,channel 5                                    1                   1                  $11.36          $11.36
------------------------------------------------------------------------------------------------------------------------------------
1000    Antenna,off-air,channel 7                                    3                   3                  $10.55          $31.65
------------------------------------------------------------------------------------------------------------------------------------
1000    Antenna,off-air,channel 9                                    2                   2                  $10.55          $21.10
------------------------------------------------------------------------------------------------------------------------------------
1001    Antenna,off-air,channel 11                                   2                   2                   $9.73          $19.46
------------------------------------------------------------------------------------------------------------------------------------

7203  Splitter,3-way Apt                                          26                  26           $1.23          $31.98
------------------------------------------------------------------------------------------------------------------------
7204  Splitter,4-way Apt                                           5                   5           $2.49          $12.45
------------------------------------------------------------------------------------------------------------------------
7208  Splitter,8-way Apt                                           4                   4           $2.49           $9.96
------------------------------------------------------------------------------------------------------------------------
8999  Tap,Bracket,Mounting                                       132                 132           $1.79         $236.28
------------------------------------------------------------------------------------------------------------------------
9100  Amp, Ca-30,F-Type (need repair)                                      117       117         $109.19      $12,775.23
------------------------------------------------------------------------------------------------------------------------
9102  Amp,Lindsay,750mhz                                                     3         3         $360.00       $1,080.00
------------------------------------------------------------------------------------------------------------------------
9103  Amp, NEXUS                                                             9         9         $314.00       $2,826.00
------------------------------------------------------------------------------------------------------------------------
9160  Amp,Equal. Lindsay,750mhz, 2db                   12                             12          $10.75         $129.00
------------------------------------------------------------------------------------------------------------------------
9160  Amp,Equal. Lindsay,750mhz, 4db                    1                              1          $10.75          $10.75
------------------------------------------------------------------------------------------------------------------------
9160  Amp,Equal. Lindsay,750mhz, 6db                    3                              3          $10.75          $32.25
------------------------------------------------------------------------------------------------------------------------
9160  Amp,Equal. Lindsay,750mhz, 8db                    3                              3          $10.75          $32.25
------------------------------------------------------------------------------------------------------------------------
9161  Amp,Equal. Lindsay,750mhz, 10db                   2                              2          $10.75          $21.50
------------------------------------------------------------------------------------------------------------------------
9161  Amp,Equal. Lindsay,750mhz, 12db                   2                              2          $10.75          $21.50
------------------------------------------------------------------------------------------------------------------------
9162  Amp,Equal. Lindsay,750mhz, 16db                   1                              1          $10.75          $10.75
------------------------------------------------------------------------------------------------------------------------
9162  Amp,Equal. Lindsay,750mhz, 22db                   2                              2          $10.75          $21.50
------------------------------------------------------------------------------------------------------------------------
9162  Amp,Equal. Lindsay,750mhz, 24db                   2                              2          $10.75          $21.50
------------------------------------------------------------------------------------------------------------------------
9162  Amp,Equal. Lindsay,750mhz, 26db                   2                              2          $10.75          $21.50
------------------------------------------------------------------------------------------------------------------------
9170  Pad,Attenuator,Lindsay,750mhz, 0db               29                             29           $7.45         $216.05
------------------------------------------------------------------------------------------------------------------------
9170  Pad,Attenuator,Lindsay,750mhz, 1db                2                              2           $7.45          $14.90
------------------------------------------------------------------------------------------------------------------------
9170  Pad,Attenuator,Lindsay,750mhz, 2db                3                              3           $7.45          $22.35
------------------------------------------------------------------------------------------------------------------------
9170  Pad,Attenuator,Lindsay,750mhz, 3db                2                              2           $7.45          $14.90
------------------------------------------------------------------------------------------------------------------------
9170  Pad,Attenuator,Lindsay,750mhz, 5db                1                              1           $7.45           $7.45
------------------------------------------------------------------------------------------------------------------------
9170  Pad,Attenuator,Lindsay,750mhz, 6db                1                              1           $7.45           $7.45
------------------------------------------------------------------------------------------------------------------------
9170  Pad,Attenuator,Lindsay,750mhz, 7db                1                              1           $7.45           $7.45
------------------------------------------------------------------------------------------------------------------------
9171  Pad,Attenuator,Lindsay,750mhz, 10db               1                              1           $7.45           $7.45
------------------------------------------------------------------------------------------------------------------------
9171  Pad,Attenuator,Lindsay,750mhz, 14db               3                              3           $7.45          $22.35
------------------------------------------------------------------------------------------------------------------------
9171  Pad,Attenuator,Lindsay,750mhz, 16db               2                              2           $7.45          $14.90
------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total:      $280,893.05
                                                                                               --------------------------

                                 Schedule 3.28

                                    Vehicles


           VEHICLE #     IN            DESCRIPTION                VEHICLE I.D.      LICENSE #

        US       VIC
 1      94045  (C0009)  5/19/94   94 FORD AEROSTAR 2WD VAN    1FTCA14U6RZ806197     MHM868

 2      94046  (C0010)  5/19/94   94 FORD AEROSTAR 2WD VAN    1FTCA14U2RZ806195     MHM873

 3      94047  (C0011)  5/19/94   94 FORD AEROSTAR 2WD VAN    1FTCA14U4RZB06196     MHM867

 4      94048  (C0013)   6/1/94   94 FORD AEROSTAR 2WD VAN    1FTCA14U9RZB06193     MHZ677

 5      94053  (C0012)  3/22/94   94 FORD AEROSTAR 2WD VAN    1FTDA14U7RZA00751     5985 JH

 6      94071  (C0020)  5/18/94   94 DODGE DAKOTA 2WD PU 124" 1B7FL26XORW116021     514OJLB

 7      95184  (C0019)   1/4/95   95 FORD AEROSTAR 2WD VAN    1FTDA14U9SZA38472      J19243

 8      95185  (C0001)   1/4/95   95 FORD AEROSTAR 2WD VAN    1FTDA14U9SZA39797     HSK-473
---------------------------------------------------------------------------------------------

                                 Schedule 3.29

                        Changes since December 31, 1997


All relevant Defaults and Other Disclosures made in Schedule 3.8C shall be considered incorporated and made a part of this Schedule 3.29.

The PEI customer service function was relocated to the Tucson area in January, 1998.

The Right of Entry Agreement for * * * expired and the Property has converted to a new provider.

PEI no longer provides service to * * * .

The Right of Entry Agreement for * * * term ended on May 15, 1998 and is currently month-to-month.

The owner/manager of * * * notified PEI that it intends to cancel service upon the expiration of the Right of Entry Agreement effective August 31, 1998.

The owner/manager of * * * has notified PEI that it intends to cancel service upon the expiration of the Right of Entry Agreement effective August 15, 1998.

PEI no longer provides service to * * * .

The programming service known as Request PPV will be changed to Viewer's Choice effective July 1, 1998.

                                 Schedule 5.21

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to enhanced AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to enhanced AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to enhanced AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to enhanced AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to enhanced AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to enhanced AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * and the Hub Site Agreement for the same
  Property require an AML hub site to be constructed and the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.

The Right of Entry Agreement for * * * requires the Property to be upgraded to AML, which upgrade has not yet been provided.